UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
CARIBOU BIOSCIENCES, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement if other than Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i) and 0-11

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
CARIBOU BIOSCIENCES, INC.
2929 7th Street, Suite 105
Berkeley, CA 94710
NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS
To be held on June 12, 2025
We are pleased to notify you that our 2025 annual meeting of stockholders (the “2025 Annual Meeting”) will be held on June 12, 2025, at 7:30 a.m., pacific daylight time, in a virtual meeting format at www.virtualshareholdermeeting.com/CRBU2025 for the following purposes:
(1)To elect Scott Braunstein, M.D., and Ran Zheng, M.S., as Class I Directors, each to serve until the 2028 annual meeting of stockholders and until their respective successor is duly elected and qualified or until their earlier death, resignation, or removal;
(2)To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;
(3)To approve an amendment to our amended and restated certificate of incorporation to effect a reverse stock split of our common stock at a ratio ranging from any whole number between 1-for-5 and 1-for-50, inclusive, as determined by our Board of Directors (our “Board”) in its discretion, subject to our Board’s authority to abandon such amendment in its discretion;
(4)To approve the adjournment of the 2025 Annual Meeting to a later date or dates, if necessary, to permit further solicitation and voting of proxies in the event there are not sufficient votes in favor of any of proposals 1 – 3 above or if there are not sufficient shares present to establish a quorum; and
(5)To transact such other business as may properly come before the 2025 Annual Meeting or any continuations, adjournments, or postponements thereof.

Our Board has established the close of business on [ ], as the “record date” for the 2025 Annual Meeting. This means that you are entitled to vote at the 2025 Annual Meeting (by remote communication or by proxy), or any adjournment thereof, if our stock records show that you owned our common stock at that time.
The 2025 Annual Meeting will be a completely virtual meeting that will be conducted via live audio webcast. You will be able to attend the 2025 Annual Meeting online, vote your shares, and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/CRBU2025. Details on how to attend the 2025 Annual Meeting online are more fully described in the Notice (as defined below) and the accompanying proxy statement for the 2025 Annual Meeting.

Under U.S. Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the internet, we have elected to make our proxy materials available to all of our stockholders over the internet. We will be able to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. The Notice of the 2025 Annual Meeting and
Notice of Internet Availability of Proxy Materials (the “Notice”) was first mailed to stockholders, and the proxy materials were first made available to stockholders, on [ ]. The Notice contains instructions on how to access the proxy statement for the 2025 Annual Meeting and the Annual Report on Form 10-K for the year ended December 31, 2024 (the “2024 Annual Report”). The Notice also provides instructions on how to vote online or vote by telephone and includes instructions on how to receive a paper copy of the proxy materials by mail.
Whether or not you plan to attend the 2025 Annual Meeting, it is important that you cast your vote either by remote communication at the meeting or by proxy. You may vote over the internet, by telephone, or by mail. You are urged to vote in accordance with the instructions set forth in the Notice and the accompanying proxy statement for the 2025 Annual Meeting. We encourage you to vote by proxy so that your shares will be represented and voted at the 2025 Annual Meeting, whether or not you attend virtually via the internet. You will need the 16-digit control number included in your Notice, in your proxy card (if you have requested printed proxy materials), or in the instructions provided by your bank, broker, or other financial intermediary (if you hold your shares in street name) to attend the 2025 Annual Meeting virtually via the internet.

In the unlikely event that, for any reason, we are not able to convene the 2025 Annual Meeting, or if, after being convened, the meeting is interrupted and cannot be continued, including due to loss of internet connectivity or communications capabilities, power failure, or other technical difficulties, the meeting will be adjourned. If a verbal or written announcement of a later date and time for reconvening the meeting is made during the meeting or on the meeting website, the meeting will be reconvened on that date and at that time in a virtual meeting format at the same web address listed above (www.virtualshareholdermeeting.com/CRBU2025). In the event of such an adjournment, no further notice of the date and time of the reconvened meeting will be given. The instructions described in the accompanying proxy statement for accessing, participating in, and voting at the original meeting will apply to any such reconvened meeting.

A list of stockholders entitled to vote at the 2025 Annual Meeting will be available for stockholder inspection at our headquarters during ordinary business hours for a period of 10 calendar days prior to the 2025 Annual Meeting. The list will also be available for examination by our stockholders during the 2025 Annual Meeting by logging onto www.virtualshareholdermeeting.com/CRBU2025 and entering your 16-digit control number.
Thank you for your continued support of Caribou Biosciences, Inc. We look forward to seeing you virtually at the 2025 Annual Meeting.
By Order of the Board of Directors,
Rachel E. Haurwitz, Ph.D.
President, Chief Executive Officer, and Director
[ ]
Berkeley, California

CARIBOU BIOSCIENCES, INC.
PROXY STATEMENT FOR 2025 ANNUAL MEETING OF STOCKHOLDERS
i

CARIBOU BIOSCIENCES, INC.
2929 7th Street, Suite 105
Berkeley, CA 94710
PROXY STATEMENT FOR 2025 ANNUAL MEETING OF STOCKHOLDERS
To be held on June 12, 2025
The Board of Directors of Caribou Biosciences, Inc. (our “Board”) is soliciting proxies from stockholders for our Board’s use at the 2025 annual meeting of stockholders (the “2025 Annual Meeting”), and at any continuation, postponement, or adjournment of that meeting. The 2025 Annual Meeting is scheduled to be held on June 12, 2025, at 7:30 a.m., pacific daylight time, in a virtual meeting format at www.virtualshareholdermeeting.com/CRBU2025.
In this proxy statement, “we,” “our,” “us,” “our company,” and “Caribou” refer to Caribou Biosciences, Inc.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 12, 2025

The Notice of 2025 Annual Meeting of Stockholders, this proxy statement, and the Annual Report on Form 10-K for the year ended December 31, 2024 (the “2024 Annual Report”), which includes our audited financial statements for the fiscal year ended December 31, 2024, are available for viewing, printing, and downloading at www.proxyvote.com. To view these materials, please have available your 16-digit control number that appears in your Notice of the 2025 Annual Meeting and Notice of Internet Availability of Proxy Materials (the “Notice”), in your proxy card (if you have requested printed proxy materials), or in the instructions provided by your bank, broker, or other financial intermediary (if you hold your shares in street name). The Notice was first mailed to stockholders, and this proxy statement, the related proxy card, and the 2024 Annual Report were first made available to stockholders on [ ].
Additionally, you can find a copy of the 2024 Annual Report and other filings we make with the U.S. Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov, or in the “Financials & filings” tab of the Investors section of our website at https://investor.cariboubio.com. You may also obtain a printed copy of the 2024 Annual Report, including our audited financial statements for the fiscal year ended December 31, 2024, free of charge, by following the instructions included in the Notice or by sending a written request to: Caribou Biosciences, Inc., 2929 7th Street, Suite 105, Berkeley, CA 94710, Attention: Chief Legal Officer and Corporate Secretary.

INFORMATION ABOUT THE 2025 ANNUAL MEETING AND VOTING
Purposes of the Meeting
The purposes of the 2025 Annual Meeting are:
(1)To elect Scott Braunstein, M.D., and Ran Zheng, M.S., as Class I Directors, each to serve until the 2028 annual meeting of stockholders and until their respective successor is duly elected and qualified or until their earlier death, resignation, or removal;
(2)To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;
(3)To approve an amendment to our amended and restated certificate of incorporation to effect a reverse stock split of our common stock at a ratio ranging from any whole number between 1-for-5 and 1-for-50, inclusive, as determined by our Board in its discretion, subject to our Board’s authority to abandon such amendment (the “Charter Amendment Proposal”);
(4)To approve of any adjournment of the 2025 Annual Meeting to a later date or dates, if necessary, to permit further solicitation and voting of proxies in the event there are not sufficient votes in favor of any of proposals 1-3 above or if there are not sufficient shares present to establish a quorum (the “Adjournment Proposal”); and
(5)To transact such other business as may properly come before the 2025 Annual Meeting or any continuations, adjournments, or postponements thereof.
Stockholders Entitled to Vote at the Meeting
Our Board has established the close of business on [ ], as the “record date” for the 2025 Annual Meeting. This means that you are entitled to vote at the 2025 Annual Meeting (and any continuations, adjournments, or postponements) if our records show that you owned our common stock at that time. As of the record date, [ ] shares of our common stock were issued and outstanding. Each issued and outstanding share of common stock as of the record date is entitled to one vote on each matter to properly come before the 2025 Annual Meeting and can be voted only if the record owner of that share, determined as of the record date, is present by remote communication at the meeting or represented by proxy. A list of registered stockholders entitled to vote at the 2025 Annual Meeting will be available for stockholder inspection at our headquarters during ordinary business hours for a period of 10 calendar days prior to the 2025 Annual Meeting. The list will also be available for examination by our stockholders during the 2025 Annual Meeting by logging onto www.virtualshareholdermeeting.com/CRBU2025 and entering your 16-digit control number.
How to Vote Your Shares
If you are a stockholder of record and your shares are registered directly in your name, you may vote in the following manner:
•VOTE BY INTERNET – www.proxyvote.com. Use the internet to transmit your voting instructions up until 11:59 p.m., eastern daylight time on June 11, 2025. Have the Notice or your proxy card (if you requested printed proxy materials) in hand when you access the website. Follow the steps outlined on the secured website.
•VOTE BY MAIL – If you requested and received a proxy card by mail, mark, sign, and date your proxy card and return it in the postage-paid envelope we will provide or mail it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
•VOTE BY TELEPHONE – Use a touch tone telephone by calling the toll-free number 1-800-690-6903 to transmit your voting instructions up until 11:59 p.m., eastern daylight time, on June 11, 2025. Have the Notice or your proxy card in hand when you access the telephone number. Follow the steps outlined on the telephone line.
•VOTE BY REMOTE COMMUNICATION AT THE VIRTUAL MEETING – see Virtual Meeting below.
If you hold your shares in street name through a broker, bank, or other nominee rather than directly in your own name, you are considered a beneficial owner, not a record owner, and you are therefore not entitled to vote directly on any matter to come before the 2025 Annual Meeting unless you obtain a legal proxy from the record owner. Your broker, bank, or nominee will send you voting instructions for you to use in directing the broker, bank, or nominee on how to vote your shares on your behalf. Your broker, bank, or nominee may allow you to deliver your voting instructions via the telephone or the internet.
Virtual Meeting
The 2025 Annual Meeting will be a completely virtual meeting conducted via live audio webcast. The live audio webcast of the meeting will begin promptly at 7:30 a.m., pacific daylight time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 7:00 a.m., pacific daylight time, and you should allow ample time for the check-in procedures.
To participate in the 2025 Annual Meeting virtually via the internet, please visit www.virtualshareholdermeeting.com/CRBU2025. You will need the 16-digit control number included on your Notice or proxy card (if you requested printed proxy materials).
If you hold your shares in street name through a bank, broker, or other financial intermediary, instructions should also be provided on the voting instruction card provided by the firm.
Once admitted to the 2025 Annual Meeting, you will be able to vote your shares electronically and submit any questions during the meeting.

In the unlikely event that, for any reason, we are not able to convene the 2025 Annual Meeting, or if, after being convened, the meeting is interrupted and cannot be continued, including due to loss of internet connectivity or communications capabilities, power failure, or other technical difficulties, the meeting will be adjourned. If a verbal or written announcement of a later date and time for reconvening the meeting is made during the meeting or on the meeting website, the meeting will be reconvened on that date and at that time in a virtual meeting format at the same web address listed above (www.virtualshareholdermeeting.com/CRBU2025). In the event of such an adjournment, no further notice of the date and time of the reconvened meeting will be given. The instructions described above for accessing, participating in, and voting at the original meeting will apply to any such reconvened meeting.
Technical Assistance for the Virtual Meeting
We encourage stockholders to log into the virtual 2025 Annual Meeting at least 15 minutes prior to the start of the 2025 Annual Meeting to test their internet connectivity. There will be a support number available on the login page of the virtual meeting, and technical support will be available starting at 7:00 a.m., pacific daylight time, on June 12, 2025, and will remain available until 30 minutes after the meeting has finished.
Your Voting Options on Each of the Proposals

You may vote “FOR” or “WITHHOLD” with respect to the election of each nominee for director (Proposal 1), “FOR,” “AGAINST,” or “ABSTAIN” with respect to the ratification of the appointment of Deloitte & Touche LLP (Proposal 2), “FOR,” “AGAINST,” or “ABSTAIN” with respect to the Charter Amendment Proposal (Proposal 3), and “FOR,” “AGAINST,” or “ABSTAIN” with respect to the Adjournment Proposal (Proposal 4).
Our Board’s Voting Recommendations
Our Board unanimously recommends that you vote:
•“FOR” the election of Scott Braunstein, M.D., and Ran Zheng, M.S., as Class I Directors (Proposal 1);
•“FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal 2);
•“FOR” the approval of the amendment to our amended and restated certificate of incorporation to effect a reverse stock split of our common stock at a ratio ranging from any whole number between 1-for-5 and 1-for-50, inclusive, as determined by our Board in its discretion, subject to our Board’s authority to abandon such amendment (Proposal 3); and
•“FOR” the approval of any adjournment of the 2025 Annual Meeting to a later date or dates, if necessary, to permit further solicitation and voting of proxies in the event there are not sufficient votes in favor of any of Proposals 1-3 or if there are not sufficient shares present to establish a quorum.

Other Matters

Our Board does not intend to present any other matters for a vote at the 2025 Annual Meeting. No stockholder has given the timely notice required by our amended and restated bylaws in order to present a proposal at the 2025 Annual Meeting. Similarly, no additional candidates may be nominated at the 2025 Annual Meeting because no stockholder has given the timely notice required by our amended and restated bylaws in order to nominate a candidate for election as a director at the 2025 Annual Meeting. If any other business is properly brought before the 2025 Annual Meeting or any continuation, adjournment, or postponement thereof, the persons named as proxy on the proxy card will vote on the matter using their best judgment.
Quorum

The presence, by remote communication or by proxy, of holders of at least a majority of the total number of outstanding shares entitled to vote is necessary to constitute a quorum for the transaction of business at the 2025 Annual Meeting. Abstentions and broker non-votes (described below), if any, will be counted for purposes of determining whether a quorum is present for the transaction of business at the 2025 Annual Meeting but will not be counted as votes cast.
Required Votes to Approve Each Proposal

Proposal No. 1

As a stockholder, you are entitled to cast one vote per share for each of the two nominees for election as directors at the 2025 Annual Meeting, but you may not cumulate your votes (in other words, you may not cast votes representing two times the number of your shares entitled to vote in favor of a single nominee). The two nominees for director are elected by a plurality of the votes of shares present by remote communication or represented by proxy. Therefore, the two nominees for director who receive the highest number of votes “FOR” their election will be elected as Class I directors.

Proposal No. 2

Approval of the ratification of Deloitte & Touche LLP as our independent registered public accounting firm will require the affirmative “FOR” vote of a majority of the votes properly cast for and against such proposal. A majority exists when the number of votes cast “FOR” exceeds the number of votes cast “AGAINST” the proposal.

Proposal No. 3

Approval of the amendment to our amended and restated certificate of incorporation to effect a reverse stock split of our common stock at a ratio ranging from any whole number between 1-for-5 and 1-for-50, inclusive, as determined by our Board in its discretion, subject to our Board’s authority to abandon such amendment, will require that the number of votes cast “FOR” the proposal exceed the number of votes cast “AGAINST” the proposal.

Proposal No. 4

Approval of the adjournment of the 2025 Annual Meeting to a later date or dates, if necessary, to permit further solicitation and voting of proxies in the event there are not sufficient votes in favor of any of Proposals 1-3 or if there are not sufficient shares present to establish a quorum will require the affirmative “FOR” vote of a majority of the shares present by remote communication or represented by proxy at the 2025 Annual Meeting, whether or not a quorum is present.
Abstentions and Broker Non-Votes

Under Delaware law, abstentions are counted as shares present and entitled to vote at the 2025 Annual Meeting, but they are not counted as votes cast for or against a particular proposal. If you submit a proxy and withhold your vote on Proposal 1 or abstain from voting on Proposal 2, 3, or 4, the shares represented by your proxy will be considered present at the 2025 Annual Meeting for the purpose of determining a quorum. “WITHHOLD” votes will have no effect on Proposal 1 because a plurality of the votes cast is all that is required for the election of each director nominee. Abstentions will not be counted as votes cast on Proposal 2, 3, or 4 and will therefore have no effect on the outcome of Proposals 2 and 3 and will have the effect of a vote “AGAINST” Proposal 4.

A “broker non-vote” occurs when a broker, bank, or other nominee holding shares for a beneficial owner does not vote the shares on a proposal because the broker, bank, or other nominee does not have discretionary voting power for a particular item and has not received instructions from the beneficial owner regarding voting. Brokers, banks, or other nominees who hold shares for the accounts of their clients have discretionary authority to vote shares if specific instructions are not given with respect to “routine” matters at a stockholder meeting. Although the determination of whether a broker, bank, or other nominee will have discretionary voting power for a particular item is typically determined only after proxy materials are filed with the SEC, we expect that the proposal on ratification of the appointment of our independent registered public accounting firm (Proposal 2), Charter Amendment Proposal to approve a reverse stock split (Proposal 3), and the Adjournment Proposal (Proposal 4) will be routine matters and that the election of each nominee for director (Proposal 1) will be a non-routine matter. Accordingly, if you hold your shares through a broker, bank, or other nominee and you do not timely provide your broker, bank, or other nominee with specific instructions on how to vote your shares, your broker, bank, or other nominee will not be authorized to cast a vote on your behalf on Proposal 1 (election of each nominee for director) but will be authorized to cast a vote on your behalf, in its discretion, on Proposal 2 (ratification of the appointment of Deloitte & Touche LLP), Proposal 3 (the Charter Amendment Proposal), and Proposal 4 (the Adjournment Proposal). In such cases, a “broker non-vote” may be entered with respect to your shares on Proposal 1 to reflect that your broker was present with respect to your shares at the meeting but did not exercise voting rights on your behalf with respect to Proposal 1. As long as there is at least one routine matter on which brokers, banks, or other nominees have discretion to vote the shares, broker non-votes will count as shares present and entitled to vote at the 2025 Annual Meeting for the purpose of determining a quorum. Broker non-votes will have no effect on the outcome of Proposal 1 because a plurality of votes is all that is required for the election of each director nominee. Broker non-votes on Proposals 2 or 3 (if any) will have no effect on the outcome of such proposals. Broker non-votes on Proposal 4 (if any) will have the effect of a vote “AGAINST” such proposal.
Revocation of Proxies or Voting Instructions
A stockholder of record who has delivered a proxy card in response to this solicitation may revoke it before it is exercised at the 2025 Annual Meeting by executing and delivering a timely and valid later-dated proxy, by a timely and valid later internet or telephone vote, by voting by remote communication at the 2025 Annual Meeting, or by giving written notice to our Corporate Secretary. Attendance at the 2025 Annual Meeting online will not have the effect of revoking a proxy unless a stockholder gives proper written notice of revocation to our Corporate Secretary before the proxy is exercised or the stockholder votes by remote communication at the 2025 Annual Meeting. Beneficial owners who have directed their broker, bank, or nominee as to how to vote their shares should contact their broker, bank, or nominee directly for instructions as to how they may revoke or change their voting instructions.
Solicitation of Proxies

Our Board is making this solicitation of proxies for the 2025 Annual Meeting. We will bear all costs of this solicitation, including the cost of preparing and distributing the Notice to all stockholders and this proxy statement and the form of proxy to those stockholders who have requested printed copies, as well as the cost of hosting the 2025 Annual Meeting. After the initial distribution of the proxy materials, proxies may be solicited by mail, telephone, or personally by directors, officers, employees, or agents of our company. Directors, officers, and employees will not be paid any additional compensation for soliciting proxies. Brokerage houses and other custodians, nominees, and fiduciaries will be requested to forward soliciting materials to beneficial owners of shares held by them for the accounts of beneficial owners, and we will pay their reasonable out-of-pocket expenses. We have retained D.F. King & Co., Inc. (“D.F. King”), a proxy solicitation firm, to assist in the solicitation of proxies in connection with the 2025 Annual Meeting. We will pay D.F. King $15,000, plus customary fees and reasonable out-of-pocket expenses in connection with this engagement.

If you have any questions, require assistance with voting your proxy card, or need additional copies of proxy material, please contact our proxy solicitor, D.F. King, as follows:

D.F. King & Co., Inc.
48 Wall Street, 22nd floor
New York, NY 10005
Toll-free telephone: 1-800-317-8033
Email: CRBU@dfking.com
Emerging Growth Company and Smaller Reporting Company Status

We are an emerging growth company as defined in the Jumpstart Our Business Startups Act of 2012, as amended, (the “JOBS Act”). We will remain an emerging growth company until the earliest of: (i) December 31, 2026; (ii) the last day of the fiscal year in which we have total annual gross revenue of at least $1.235 billion; (iii) the last day of the fiscal year in which we are deemed to be a “large accelerated filer” as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); or (iv) the date on which we have issued more than $1 billion in non-convertible debt securities during the prior three-year period. We are also a “smaller reporting company” under applicable federal securities laws. As an emerging growth company and a smaller reporting company, we may and have elected to provide scaled disclosure regarding our executive compensation arrangements. In addition, as an emerging growth company, we are also not required, and have elected not, to seek an advisory, non-binding vote on our executive compensation arrangements (a “say-on-pay” vote) or a vote on the frequency with which say-on-pay votes must be conducted. Even after we are no longer an “emerging growth company,” we may remain a “smaller reporting company.”

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Our Board is divided into three classes, with each director holding office for a three-year term. There are currently eight directors on our Board. Set forth below are the names, ages, and certain other information about each director as of April 15, 2025. There is no arrangement or understanding between any of our directors and any other person or persons pursuant to which they were selected as a director.

Name	Age	Position	Class
Andrew Guggenhime, M.B.A.(1)(2)	56	Director (Chair)	II
Scott Braunstein, M.D.(1)(2)	61	Director	I
Rachel Haurwitz, Ph.D.	39	Director; president and chief executive officer	III
David Johnson, M.B.A.(1)	56	Director	II
Dara Richardson-Heron, M.D.(3)	61	Director	III
Natalie Sacks, M.D.(3)(4)	60	Director	III
Nancy Whiting, Pharm.D.(2)(4)	52	Director	II
Ran Zheng, M.S.(3)(4)	62	Director	I
(1)Member of the Audit Committee
(2)Member of the Compensation Committee
(3)Member of the Nominating and Corporate Governance Committee
(4)Member of the Science and Technology Committee
Nominees for Election as Class I Directors

Scott Braunstein, M.D., has served on our Board since June 2021. Dr. Braunstein recently served as Chairman of the Board of Directors and Chief Executive Officer of Marinus Pharmaceuticals, Inc., positions he held from November 2022 and September 2018, respectively, until Marinus was acquired by Immedica Pharma AB in March 2025. Since August 2015, he has served as an operating partner at Aisling Capital, an investment firm. From July 2015 to March 2018, Dr. Braunstein served as Chief Strategy Officer and Chief Operating Officer at Pacira Pharmaceuticals, Inc., a pharmaceutical company. Prior to Pacira, Dr. Braunstein spent 12 years from February 2002 to June 2014 with J.P. Morgan Asset Management as a healthcare analyst and managing director on the U.S. equity team and as portfolio manager of the J.P. Morgan Global Healthcare Fund. He has served on the Boards of Directors of Atai Biosciences since June 2024, where he leads the Science and Technology Committee as well as serving as a member of the Audit Committee; of One Biosciences since March 2024; and of Site One Therapeutics since September 2018 where he leads the Compensation Committee. Dr. Braunstein previously served on the Boards of Directors of Constellation Pharmaceuticals from February 2019 to July 2021 (where he served as Chair of the Audit Committee); of Ziopharm Oncology, Inc. from September 2018 to November 2020; of Esperion Therapeutics, Inc. from June 2015 to April 2020 (where he served as Chair of the Audit Committee); of Protara Therapeutics, Inc. from May 2018 to July 2020 (where he served on the Audit Committee); and of Trevena, Inc. from October 2018 to January 2025 (where he served as a member of the Audit Committee and lead independent director). Dr. Braunstein began his career as a physician at the Summit Medical Group and as assistant clinical professor at Albert Einstein College of Medicine and Columbia University Medical Center. He received his B.S. in Biology from Cornell University and his M.D. from the Albert Einstein College of Medicine. We believe that Dr. Braunstein is qualified to serve on our Board based on his expertise and experience in governing, leading, and investing in biopharmaceutical companies.
Ran Zheng, M.S., has served on our Board since September 2021. Ms. Zheng is currently the Chief Executive Officer of Landmark Bio, an Artis BioSolutions company focused on advancing the development of transformative new medicines. Prior to the acquisition of Landmark Bio by Artis BioSolutions, she was Chief Executive Officer and on the Board of Directors of Landmark Bio from 2021 to 2025. Ms. Zheng was the Chief Technical Officer at Orchard Therapeutics, a commercial-stage global gene therapy, from March 2019 to February 2021. In that role, she led the technical operations organization and helped advance the company’s product pipeline. Ms. Zheng has also held leadership positions at multiple biotechnology companies, including Amgen Inc., a biopharmaceutical company, from 2003 to 2010, and Genzyme, a biotechnology company (now Sanofi), from 1996 to 2000. Ms. Zheng holds a B.S. in Biology from Beijing Forestry University and received an M.S. in Microbial Engineering from the University of Minnesota. We believe Ms. Zheng is qualified to serve on our Board based on her extensive leadership experience in the biotechnology industry.

Directors Continuing in Office
Biographical information for our directors continuing in office is set forth below.

Class II Directors (Term Expires at the 2026 Annual Meeting)
Andrew Guggenhime, M.B.A., has served on our Board since April 2021. Mr. Guggenhime currently serves as President and Chief Financial Officer at Vaxcyte, Inc., a developer of vaccines, positions he has held since January 2021. He served as Chief Operating Officer and Chief Financial Officer of Vaxcyte from May 2020 to December 2020. Prior to joining Vaxcyte, he served as Chief Financial Officer of Dermira, Inc., a biopharmaceutical company, from April 2014 through the acquisition of the company by Eli Lilly and Company in February 2020. Prior to Dermira, Mr. Guggenhime served as Chief Financial Officer for CardioDx, Inc., a medical diagnostic company, from September 2011 to April 2014 and as a director of the company from April 2014 to July 2016. He also served as Chief Financial Officer for Calistoga Pharmaceuticals, Inc., a biopharmaceutical company, from September 2010 to April 2011, which was acquired by Gilead Sciences, Inc. in 2011, and as Chief Financial Officer for Facet Biotech Corporation, a biotechnology company, from December 2008 to June 2010, which was acquired by Abbott Laboratories in April 2010. Mr. Guggenhime previously served as Chief Financial Officer of PDL BioPharma, Inc., a biopharmaceutical company, until Facet Biotech was spun off from PDL BioPharma in December 2008. Prior to joining Facet Biotech, he served as Chief Financial Officer for Neoforma, Inc., a provider of supply chain management solutions, which was acquired by Global Healthcare Exchange, LLC in March 2006. Mr. Guggenhime began his career in financial services at Merrill Lynch & Co. and Wells Fargo & Company. He has served as a member of the Board of Directors of Sling Therapeutics, a privately held biopharmaceutical company, since June 2024. From July 2018 through March 2023, Mr. Guggenhime served on the Board of Directors of Metacrine, Inc., a clinical stage biopharmaceutical company. He received his B.A. in International Politics and Economics from Middlebury College and his M.B.A. from the J.L. Kellogg Graduate School of Management at Northwestern University. We believe that Mr. Guggenhime is qualified to serve on our Board based on his more than two decades of finance, strategic, and operational leadership experience at both private and public healthcare companies.
David Johnson, M.B.A., has served on our Board since May 2022. Mr. Johnson currently serves as the Chief Operating Officer of Vera Therapeutics, Inc. where he leads the commercial, product development and manufacturing, information technology, and facilities functions. Prior to joining Vera, he served as Chief Commercial Officer of Global Blood Therapeutics (acquired by Pfizer Inc.), a position he held from March 2018 to December 2022, where he led the global commercial functions and facilitated the launch of Oxbryta® in 2019. Previously, Mr. Johnson was employed by Gilead Sciences, Inc. from 2003 to 2018, where he held roles of increasing responsibility in the company’s commercial organization, including as vice president, sales and marketing, Liver Disease Business Unit, where he was instrumental in building and leading Gilead’s liver disease franchise, including launching four medicines for hepatitis. Prior to that, Mr. Johnson led the Antiviral Business Unit at Gilead, where he helped launch and oversee the HIV franchise. Before Gilead, he had an 11-year tenure at GlaxoSmithKline, where he held various positions in sales, product marketing, business development, global commercial strategy, and portfolio development. Mr. Johnson received his B.A. in Business Marketing from the University of Puget Sound and his M.B.A. from the Kenan-Flagler Business School at the University of North Carolina. We believe that Mr. Johnson is qualified to serve on our Board based on his extensive commercial experience in the biopharmaceutical industry.
Nancy Whiting, Pharm.D., has served on our Board since August 2021. Dr. Whiting currently serves as the President and Chief Executive Officer and a member of the Board of Directors at Recludix Pharma, a biotechnology company, positions she has held since September 2021. She spent almost 15 years (from 2007 to 2021) with Seagen Inc. (formerly Seattle Genetics), a biotechnology company, where she most recently served as Executive Vice President of Corporate Strategy. Dr. Whiting previously served as Executive Vice President of Late-Stage Development, Senior Vice President of Clinical Development and Medical Affairs, and Head of Experimental Medicine at Seagen. Since October 2023, Dr. Whiting has served on the Board of Directors of Boundless Bio, Inc. Prior to her tenure in the biopharmaceutical industry, she had a career in clinical pharmacy serving as a Clinical Oncology Pharmacist at Seattle Cancer Care Alliance, and previously as the Staff Pharmacist for the Bone Marrow Transplant and Acute Leukemia department at Vancouver Hospital. Dr. Whiting received her B.S. in Pharmacy from the University of British Columbia and received her Pharm.D. degree from the University of Washington. We believe Dr. Whiting is qualified to serve on our Board based on her extensive experience in all phases of drug development.

Class III Directors (Term Expires at the 2027 Annual Meeting)

Rachel Haurwitz, Ph.D., is a co-founder of Caribou and currently serves as our president and chief executive officer and as a director of our company, positions she has held since our company’s inception in October 2011. Dr. Haurwitz is an inventor on patents and patent applications covering multiple CRISPR-based technologies and has co-authored several scientific papers characterizing CRISPR-Cas systems, including in Science. Since February 2020, she has served on the Board of Directors of the Biotechnology Innovation Organization (BIO). From November 2021 until July 2024, Dr. Haurwitz served on the Board of Directors of Seer, Inc. From July 2014 until November 2016, she served on the Board of Directors of Intellia Therapeutics, Inc., of which she is a co-founder. Dr. Haurwitz received her A.B. degree in Biological Sciences from Harvard College and her Ph.D. in Molecular and Cell Biology from the University of California, Berkeley, where she completed her thesis research in the laboratory of Dr. Jennifer A. Doudna. We believe that Dr. Haurwitz is qualified to serve on our Board based on her operational and historical expertise and experience as a co-founder, president and chief executive officer of our company, combined with her knowledge of CRISPR technology.
Dara Richardson-Heron, M.D., has served on our Board since November 2021. She currently serves as the President and Chief Executive Officer of DRH Consulting, a management and executive consulting firm, a position she has held since August 2021, has been an executive coach at The ExCo Leadership Group since January 2021, and serves as a board director at The Hastings Center for Bioethics. Additionally, Dr. Richardson-Heron is on the Board of Directors of the New York Foundation for Senior Citizens. Dr. Richardson-Heron served as Chief Patient Officer for Pfizer Inc., a biopharmaceutical company, from February 2020 to August 2021. Her previous executive leadership positions include Chief Engagement Officer and Scientific Executive for National Institutes of Health (March 2017 to January 2020); Chief Executive Officer of YWCA USA, Inc. (2012 to 2017); and Chief Executive Officer, Greater NYC Affiliate of Susan G. Komen for the Cure (2008 to 2012). Earlier in her career, she served as Assistant Executive Director/National Chief Medical Officer with United Cerebral Palsy of NYC/UCP Association and Executive Medical Director and Special Assistant to the Chairman and Chief Executive Officer at Consolidated Edison Company of New York, Inc. Dr. Richardson-Heron holds a B.A. in Biology from Barnard College and an M.D. from New York University School of Medicine. We believe Dr. Richardson-Heron is qualified to serve on our Board based on her executive leadership expertise and her experience representing the perspective of patients.

Natalie Sacks, M.D., has served on our Board since May 2018. Dr. Sacks is an oncologist and is currently a Venture Partner at Novo Holdings Ventures Investment. Previously, she was the Chief Medical Officer at Harpoon Therapeutics, Inc. (acquired by Merck & Co.) from October 2018 to June 2022. Prior to joining Harpoon, Dr. Sacks held various development leadership roles at multiple companies including Onyx Pharmaceuticals, Inc., a pharmaceutical company (acquired by Amgen Inc.), from April 2011 to February 2014; Aduro Biotech, Inc., a clinical stage biopharmaceutical company, from September 2016 to September 2018; Exelixis, Inc., a pharmaceutical company, from September 2009 to March 2011; and Cell Genesys, Inc., a biotechnology company, from November 2002 to April 2009. She has been responsible for all aspects of development, from IND through later-stage development. From October 2004 to October 2016, Dr. Sacks held a faculty appointment at the University of California, San Francisco, where she was a volunteer assistant clinical professor of medicine in the Division of Hematology/Oncology. From August 2017 through June 2023, Dr. Sacks served on the Board of Directors of Zymeworks, Inc., a clinical stage biotechnology company. She received her B.A. in Mathematics from Bryn Mawr College, her M.S. in Biostatistics from Harvard University School of Public Health, and her M.D. from the University of Pennsylvania School of Medicine. We believe that Dr. Sacks is qualified to serve on our Board based on her extensive experience developing early- and late-stage oncology therapeutics and her experience as a director of a public company and in executive leadership roles at multiple companies.

Family Relationships
There are no family relationships between or among any of our directors or executive officers. The principal occupation and employment during the past five years of each of our directors was with a corporation or organization that is not a parent, subsidiary, or other affiliate of our company, in each case except as specifically identified above.
Classified Board of Directors

In accordance with our amended and restated certificate of incorporation, our Board is divided into three classes of directors. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the class whose terms are then expiring, to serve from the time of election and qualification until the third annual meeting following their election and until their respective successors are duly elected and qualified or until their earlier death, resignation, or removal. Our directors are divided among the three classes as follows:
•The Class I directors are Dr. Braunstein and Ms. Zheng, whose terms will expire at our 2025 annual meeting of stockholders;
•The Class II directors are Mr. Guggenhime, Mr. Johnson, and Dr. Whiting, whose terms will expire at our 2026 annual meeting of stockholders; and
•The Class III directors are Dr. Haurwitz, Dr. Richardson-Heron, and Dr. Sacks, whose terms will expire at the 2027 Annual Meeting.
Our amended and restated certificate of incorporation provides that the authorized number of directors may be changed only by resolution of our Board.
Director Independence
Under Nasdaq rules, independent directors must comprise a majority of a listed company’s board of directors within one year of the completion of its initial public offering. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit and compensation committees be independent and that director nominees be selected or recommended for the board’s selection by independent directors constituting a majority of the independent directors or by a nominating and corporate governance committee comprised solely of independent directors. Under Nasdaq rules, a director will only qualify as “independent” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that such person is “independent” as defined under applicable Nasdaq rules.
Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in their capacity as a member of the audit committee, the board of directors, or any other board committee: (i) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or (ii) be an affiliated person of the listed company or any of its subsidiaries.
Based upon information requested from and provided by each director concerning their background, employment, and affiliations, including family relationships, our Board has determined, with the assistance of counsel, that each of our directors, with the exception of Dr. Haurwitz, is an “independent director” as defined under applicable Nasdaq rules. Dr. Haurwitz is not an independent director under these rules because she is our president and chief executive officer. Our Board has also determined that each member of the audit committee meets the independence criteria set forth in Rule 10A-3 under the Exchange Act. Each of the members of the compensation committee is a “non-employee director” as defined in Section 16b-3 of the Exchange Act. In determining independence, our Board considered the relationships that each non-employee director has with our company and all other facts and circumstances that our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director.
Board Committees
Our Board has established an audit committee, a compensation committee, a nominating and corporate governance committee (the “NCG committee”), and a science and technology committee (the “S&T committee”), each of which operates pursuant to charters adopted by our Board. Our Board may also establish other committees from time to time to assist our management and our Board in their duties. The composition and functioning of each of our Board committees complies with all of the applicable requirements of the Sarbanes-Oxley Act of 2002, Nasdaq, and the Exchange Act. Each committee charter is available on the corporate governance section of our website at https://investor.cariboubio.com. Our website and the information contained therein or connected thereto shall not be deemed to be incorporated into this proxy statement. We have included our website address as an inactive textual reference only.
Audit Committee
The members of the audit committee are Dr. Braunstein, Mr. Guggenhime (Chair), and Mr. Johnson. Our Board has determined that Mr. Guggenhime, who is an independent director, qualifies as an “audit committee financial expert,” as defined under Item 407 of Regulation S-K. All audit services and all non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by the audit committee. During 2024, the audit committee held five meetings.

The audit committee’s responsibilities include:

•selecting, retaining, setting the compensation of, and evaluating the qualifications, performance, and independence of the independent registered public accounting firm to act as our independent auditors or perform other audit, review, or attest services for us;
•overseeing the work done by our independent auditors;
•approving all audit engagement fees and terms, and pre-approving all audit, permitted non-audit, and tax services that may be provided by our independent auditors unless the engagement is entered into pursuant to appropriate pre-approval policies established by the audit committee or, if such service falls within available exceptions under SEC rules, and establishing policies and procedures for pre-approval of permitted services by our independent auditors on an on-going basis;
•reviewing and discussing with management and our independent auditors our annual and quarterly financial statements and the disclosure under “Management's Discussion and Analysis of Financial Condition and Results of Operations” to be included in our annual and quarterly reports filed with the SEC;
•reviewing and discussing with management and our independent auditors any audit problems or difficulties, all known and likely material misstatements identified during the audit, any significant disagreements with management and management’s response thereto, and any major issues regarding accounting principles and financial statement presentation;
•reviewing with management and our independent auditors the adequacy and effectiveness of our financial reporting processes, internal control over financial reporting, and disclosure controls and procedures; and monitoring compliance with our Code of Business Conduct, Scientific and Data Integrity, and Ethics;
•setting hiring policies for employees or former employees from our independent auditors and establishing and overseeing procedures for the receipt, retention, and treatment of accounting-related complaints and concerns;
•reviewing and discussing with management the risks we face and the policies, guidelines, and processes by which management assess and manages our risks, including our major financial risks and cybersecurity risk exposures, and the steps management has taken to monitor and control such exposures;
•meeting separately, and periodically, with our independent auditors, the internal auditor (if any), and management;
•reviewing, approving, and overseeing related person transactions;
•producing the audit committee report required by SEC rules;
•reviewing the audit committee’s charter at least annually and recommending any proposed changes to our Board for approval; and
•performing, at least annually, an evaluation of the performance of the audit committee under the audit committee charter.
Compensation Committee
The members of the compensation committee are Dr. Braunstein (Chair), Mr. Guggenhime, and Dr. Whiting. During 2024, the compensation committee held four meetings.
The compensation committee’s responsibilities include:
•reviewing on an ongoing basis and making recommendations to our Board regarding the propriety, adequacy, and competitiveness of our overall compensation strategies, plans, and programs;
•reviewing and making recommendations to our Board regarding all cash-based and equity-based incentive compensation plans and other equity-based plans;
•reviewing and making recommendations to our Board regarding corporate goals and objectives applicable to the compensation of our chief executive officer and our other executive officers;
•reviewing and making recommendations to our Board regarding the compensation of our chief executive officer and our other executive officers;
•reviewing and making recommendations to our Board on an annual basis regarding the establishment and modification of ranges by job title for (i) annual salaries, target cash bonuses, and initial equity awards for all newly hired employees other than executive officers in accordance with the approved annual budget, (ii) target cash bonuses and promotion equity awards for existing employees other than executive officers, and, when delegated the authority by our Board, to establish and modify such ranges and to authorize our president and chief executive officer to implement such compensation elements within certain parameters;
•reviewing and making recommendations to the Board on an annual basis regarding the aggregate number of equity awards that can be granted on an annual (or other specified period) basis for all employees other than executive officers;
•reviewing and making recommendations to our Board regarding any employment agreements and any severance arrangements or plans for our executive officers;
•determining stock ownership guidelines, if any, for the executive officers and monitoring compliance with such guidelines;
•reviewing and making recommendations to our Board regarding all other employee benefit plans;
•reviewing director compensation and recommending any changes to our Board;
•approving, and recommending to our Board for approval, any loans to be made to our employees (excluding directors or executive officers);
•reviewing and discussing with management any required “Compensation Discussion and Analysis” disclosure and considering whether to recommend to our Board that any such disclosure be included in the appropriate SEC filings;
•preparing, if required, the compensation committee report to be included in the annual reports on Form 10-K or annual proxy statements;
•reviewing and recommending succession planning for our executive officers;
•reviewing and recommending the creation and revision of, and overseeing and monitoring compliance with, policies allowing us to claw back compensation paid to employees;
•reviewing the compensation committee’s charter at least annually and recommending any proposed changes to our Board; and
•performing, at least annually, an evaluation of the performance of the compensation committee under the compensation committee charter.
The compensation committee has engaged Pay Governance as its independent compensation consultant. When requested, Pay Governance consultants attend meetings of the compensation committee, including executive sessions in which executive compensation-related matters are discussed without the presence of our management. Pay Governance reports to the compensation committee and not to our management, although Pay Governance meets with our management for purposes of gathering information for its analyses and recommendations.

Nominating and Corporate Governance Committee
The members of the NCG committee are Dr. Richardson-Heron, Dr. Sacks (Chair), and Ms. Zheng. During 2024, the NCG committee held four meetings.
The NCG committee’s responsibilities include:
•identifying individuals qualified to become members of our Board consistent with criteria approved by our Board and considering nominations for such qualified individuals;
•recommending to our Board the persons to be nominated for election as directors of our Board;
•reviewing and recommending committee membership and chairs on an annual basis;
•recommending to our Board qualified candidates to fill vacancies on our Board;
•overseeing our corporate governance policies and procedures and reviewing such policies and procedures, as needed;
•reviewing and making recommendations to our Board with respect to our Board leadership structure;
•developing a process for the annual evaluation of our Board and its committees and overseeing the conduct of this annual evaluation;
•reviewing the NCG committee’s charter at least annually and recommending any proposed changes to our Board; and
•performing, at least annually, an evaluation of the performance of the NCG committee under the NCG committee charter.

Director Nomination Process
The process followed by the NCG committee to identify and evaluate director candidates includes requests to our Board members and others for recommendations, meeting from time to time to evaluate biographical information and background material relating to potential candidates, and conducting interviews of selected candidates by members of the NCG committee and our Board.
In considering whether to recommend to our Board any particular candidate, including candidates recommended by stockholders, the NCG committee applies a variety of criteria, including the candidate’s experience at a strategic or policymaking level in a business, government, non-profit, or academic organization of high standing; accomplishments in the candidate’s respective field; the candidate’s reputation for high ethical and moral standards; the candidate’s time and ability to devote to the affairs of our company; and, to the extent applicable, the candidate’s history of actively contributing to any boards of directors on which the candidate has previously served. All current directors and nominees for director were identified and nominated by members of our Board.

The NCG committee will consider director candidates recommended by stockholders. The NCG committee uses the same criteria (described above) to evaluate candidates recommended by stockholders. Stockholders who wish to recommend individuals for consideration by the NCG committee to become nominees for election to our Board may do so by delivering a written recommendation to the NCG committee at the following address: Caribou Biosciences, Inc., 2929 7th Street, Suite 105, Berkeley, CA 94710, Attn: Corporate Secretary, which notice must be received at least 90 calendar days, but not more than 120 calendar days, prior to the first anniversary date of the preceding year’s annual meeting of stockholders; provided, however, that in the event that the date of the annual meeting of stockholders is advanced more than 30 calendar days prior to or delayed by more than 60 calendar days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received not earlier than the close of business on the 120th calendar day prior to the scheduled date of the annual meeting of stockholders and not later than the close of business on the later of the 90th calendar day prior to the scheduled date of such annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting of stockholders is first made by us. In no event will an adjournment or a postponement of an annual meeting for which notice has been given, or the public announcement thereof has been made, commence a new time period for the giving of a stockholder’s written notice as described above. Submissions must comply with the procedures set forth in our amended and restated bylaws and provide the information required by our amended and restated bylaws, including without limitation the name, age, business address, and residence address of such nominee, the principal occupation or employment of such nominee, information on beneficial ownership of the nominee’s shares of capital stock of our company, and other information as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved), or that is otherwise required to be disclosed pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, including additional information required by Rule 14a-19 under the Exchange Act. Any submission must be accompanied by a written statement executed by the nominee acknowledging that such person intends to serve as a director for the full term for which such person is standing for election.
The director biographies set forth in this proxy statement indicate each director’s experience, qualifications, attributes, and skills that led the NCG committee and our Board to conclude they should serve as a director. The NCG committee and our Board believe that each of the directors has the individual attributes and characteristics required of each of our directors, and the directors as a group, possess the skill sets and specific experience desired of our Board as a whole.
Science and Technology Committee
The members of the S&T committee are Dr. Sacks, Dr. Whiting (Chair), and Ms. Zheng. The S&T committee met four times in 2024.
The S&T committee’s responsibilities include:
•reviewing and evaluating our scientific and technology development strategies and progress as well as our research and development;
•advising our Board on the committee’s assessment of our research and development;
•periodically discussing our research and development with one or more of the persons serving on our scientific advisory board (“SAB”) as the committee deems necessary or advisable;
•assessing possible technologies to be acquired by, licensed to, or otherwise accessed by us;
•providing recommendations to our Board regarding selection of such possible technologies by us;

•providing guidance on our clinical trials;
•reviewing the S&T committee’s charter at least annually and recommending any proposed changes to our Board; and
•performing, at least annually, an evaluation of the performance of the S&T committee under the S&T committee charter.

Leadership Structure of our Board
Our amended and restated bylaws provide our Board with flexibility to combine or separate the positions of chair of our Board and our chief executive officer. Our Board has appointed Mr. Guggenhime to serve as chair of our Board. We believe that separating the roles of chair of our Board and chief executive officer is appropriate at this time because it provides Dr. Haurwitz, our chief executive officer, with the ability to focus on our day-to-day operations while allowing Mr. Guggenhime, chair of our Board, to focus on the oversight of our Board. Our Board will periodically review our leadership structure and may make changes in the future as it deems appropriate.
Role of our Board in Risk Oversight Process
Although our officers are responsible for the day-to-day management of risks, our Board has broad oversight responsibility for our company's risk management programs. Our officers are charged with identifying material risks that we face; implementing strategies to address specific material risk exposures; evaluating risk and risk management with respect to business decision-making throughout our company; and efficiently and promptly transmitting relevant risk-related information to our Board or appropriate committee, so as to enable them to conduct appropriate risk management oversight.
Our Board performs an active role, as a whole and also at the committee level, in overseeing the management of our risks. Our Board is responsible for general oversight of risks and regular review of information regarding our risks, including credit risks, liquidity risks, and operational risks. The audit committee is responsible for overseeing the management of our major financial risk exposures, including risks relating to accounting matters and financial reporting, legal and compliance risks, and cyber security risks. As part of this oversight, the audit committee receives regular reports from management on such risks at its regularly scheduled meetings, including reports not less than twice per year relating to data privacy and cybersecurity and the actions management has taken to limit, monitor, or control such exposures. The compensation committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. The NCG committee is responsible for overseeing the management of risks associated with the independence of our Board and potential conflicts of interest. Although each committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire Board is regularly informed through discussions from committee members about such risks.
Attendance of our Board and its Committees
During 2024, our Board held six meetings. Each of the directors then in office in 2024 attended at least 75% of the aggregate of (i) the number of Board meetings and (ii) the number of meetings held by all committees of our Board on which the director then served.
Although we do not have a formal policy regarding attendance by members of our Board at our annual meeting of stockholders, we invite all of our directors and nominees to attend. All of our directors, including the nominees standing for re-election, attended our 2024 annual meeting of stockholders.
Communicating with our Independent Directors
Our Board will give appropriate attention to written communications that are submitted by stockholders, and they will respond if and as appropriate. The chair of our Board is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as they consider appropriate.
Stockholders who wish to send communications on any topic to our Board should address such communications to Caribou Biosciences, Inc., 2929 7th Street, Suite 105, Berkeley, CA 94710, Attn: Chief Legal Officer and Corporate Secretary, telephone: 510-982-6030.

Our Code of Business Conduct, Scientific and Data Integrity, and Ethics
We have adopted a written Code of Business Conduct, Scientific and Data Integrity, and Ethics (our “Code of Conduct”) that applies to all of our employees, consultants, contractors, and directors. A current copy of the Code of Conduct is available on the Corporate Governance section of our website at https://investor.cariboubio.com. The audit committee is responsible for overseeing the Code of Conduct and must approve any waivers of the Code of Conduct for our executive officers and directors. We expect that any amendments to the Code of Conduct, or any waivers of its requirements with respect to our executive officers and directors, will be disclosed on our website at the address indicated above. Our website and the information contained therein or connected thereto shall not be deemed to be incorporated into this proxy statement. We have included our website address as an inactive textual reference only. We will provide to any person, without charge, a copy of the Code of Conduct. Any such request should be directed to Caribou Biosciences, Inc., 2929 7th Street, Suite 105, Berkeley, CA 94710, Attn: Chief Legal Officer and Corporate Secretary, telephone: 510-982-6030.
Our Policy Prohibiting Hedging and Pledging
Our Insider Trading Policy prohibits all employees, consultants, contractors, and directors (including such persons' immediate family members) from engaging in the following transactions:
•short sales (selling any of our company securities that they do not own at the time of the sale);
•options trading (buying or selling puts or calls or other derivative securities on our company securities);
•trading on margin or pledging (holding our company securities in a margin account or pledging them as collateral for a loan); and
•hedging (entering into hedging or monetization transactions or similar arrangements with respect to our company securities).

Our Insider Trading Policy was filed as Exhibit 19.1 to the 2024 Annual Report.

EXECUTIVE OFFICERS
The following table contains certain information about our current executive officers as of April 15, 2025. Biographical information for our executive officers who are not also directors is listed in the table below.

Name	Age	Position(s)
Rachel Haurwitz, Ph.D.	39	President and chief executive officer; director
Tina Albertson, M.D., Ph.D.	52	Chief medical officer
Steven Kanner, Ph.D.	66	Chief scientific officer
Tim Kelly, M.B.A.	56	Chief technology officer
Ruhi Khan, M.B.A.	50	Chief business officer
Barbara McClung, J.D.	70	Chief legal officer and corporate secretary
Sriram Ryali, M.B.A.	44	Chief financial officer
Tina Albertson, M.D., Ph.D., has served as our chief medical officer since August 2024. Prior to joining Caribou, Dr. Albertson was most recently the Chief Medical Officer and Head of Development for Lyell Immunopharma, where she built and led the clinical development function. At Lyell, she initiated two Phase 1 clinical trials evaluating CAR-T cell and TIL therapies in solid tumors. Previously, Dr. Albertson was Vice President of Global Drug Development at Juno Therapeutics, a Bristol-Myers Squibb company, where she led the global development of Breyanzi® (lisocabtagene maraleucel) from submission of the investigational new drug (“IND”) application to filing of the initial biologics license application (“BLA”) that resulted in FDA approval of Breyanzi® in patients with large B cell lymphoma (“LBCL”). At Juno, she led strategic development and execution of nine global clinical trials, including four registrational trials of Breyanzi® in other B cell malignancies and earlier lines of therapy. Dr. Albertson previously served as Medical Director of Clinical Development and Experimental Medicine at Seagen (formerly Seattle Genetics). Dr. Albertson earned her M.D. from Stanford University and completed a clinical fellowship in pediatric hematology/oncology at Seattle Children’s Hospital and a residency in pediatrics at Denver Children’s Hospital. She earned her Ph.D. in Cancer Biology from University of Washington and her B.S. in Molecular Biology from the University of Oregon.
Steven Kanner, Ph.D., has served as our chief scientific officer since June 2017. Before joining Caribou, Dr. Kanner served as Vice President, Head of Biology at Arrowhead Pharmaceuticals, Inc., a pharmaceutical company, from September 2013 to June 2017, leading a department in discovery of RNAi therapeutics for oncology, genetic diseases, and other indications. Prior to joining Arrowhead, he served in various positions of increasing responsibility in oncology and inflammation/immunology drug discovery at Bristol-Myers Squibb, from July 1990 to May 2003; Agensys Corporation, a pharmaceutical company (acquired by Astellas Pharma, Inc. in 2007), from May 2003 to June 2010; and Astex Pharmaceuticals, Inc., from December 2010 to July 2012. Dr. Kanner currently serves on the Board of Directors of Specific Biologics and, since 2024, serves on the Board of Directors of RegCell. He has authored over 90 publications in both peer-reviewed journals and books and is an inventor on numerous U.S. and foreign patents. Dr. Kanner received his A.B. degree in Genetics from the University of California, Berkeley, and earned his Ph.D. in Immunology and Microbiology from the University of Miami Miller School of Medicine. He was awarded an NIH post-doctoral fellowship grant that he completed in the Cancer Center at the University of Virginia. Dr. Kanner will retire from his chief scientific officer position at our company effective June 30, 2025.
Tim Kelly, M.B.A., has served as our chief technology officer since January 2024. Before joining Caribou, Mr. Kelly served from March 2022 to July 2023 as Chief Executive Officer and Board Chair at Oxford Biomedica Solutions, a spin-out of Homology Medicines, Inc. that provides adeno-associated virus product development and manufacturing services. Prior to Oxford Biomedica Solutions, he was Chief Operating Officer at Homology Medicines, Inc., from May 2017 to March 2022, where he led operations, process and platform development strategy, and product manufacturing strategy for gene therapy and gene editing technology. Prior to joining Homology Medicines, Inc., Mr. Kelly held various positions of increasing responsibility at Biogen Inc., from 1998 to 2004, at UCB Pharmaceuticals from 2005 to 2009, at Shire Pharmaceuticals LLC from June 2009 to January 2017, and at Sarepta from January to May 2017. Mr. Kelly holds a B.S., with emphasis in engineering mechanics, from the U.S. Air Force Academy and an M.S./M.B.A. from Troy State University.
Ruhi Khan, M.B.A., has served as our chief business officer since November 2021. Prior to joining Caribou, Ms. Khan served as Head of Business Development at Tempest Therapeutics, Inc. and Adastra Pharmaceuticals, Inc., both biotechnology companies, from 2019 to 2021, and she provided business development and finance advice to multiple biotechnology companies from 2015 to 2021. From 2009 to 2014, she was the Vice President of Business Development for

Acorda Therapeutics, Inc., a biotechnology company. Prior to Acorda, Ms. Khan worked in a similar capacity at Lexicon Pharmaceuticals, Inc., a biotechnology company. Since May 2024, Ms. Khan has served on the Board of Directors of Edge Animal Health. She started her career in venture capital with Fidelity Biosciences Group (now F-Prime Capital) and MPM Capital Advisors. Ms. Khan holds an A.B. in Biology from Harvard College and an M.B.A. in healthcare management from The Wharton School, University of Pennsylvania.
Barbara McClung, J.D., has served as our chief legal officer and corporate secretary since April 2015. Prior to joining Caribou, she was Vice President, General Counsel, and Corporate Secretary of Intarcia Therapeutics, Inc., from January 2007 to May 2013. Ms. McClung was Chief Legal Officer and Corporate Secretary at Cygnus, Inc., from January 1998 to December 2005. She began her career as a patent attorney with E.I. du Pont de Nemours and Company from May 1987 to May 1989, and then was an associate at the law firm of Townsend & Townsend from June 1989 to August 1990. Ms. McClung was Corporate Patent Counsel for the Vaccines Division at Chiron Corporation from August 1990 to January 1998. Ms. McClung teaches biotechnology law at the University of California, Berkeley, School of Law. She received her B.A. in Anthropology from the University of California, San Diego, her M.A. in Anthropology from the University of Pennsylvania, and her J.D. from the University of Pennsylvania Law School. Ms. McClung is a member of the California, Delaware, and Pennsylvania state bars and is a registered patent attorney before the United States Patent and Trademark Office.
Sriram Ryali, M.B.A., has served as our chief financial officer since January 2025. Prior to joining Caribou, Mr. Ryali served as the Chief Financial Officer of Codexis, Inc., a publicly traded provider of enzymatic solutions for therapeutics manufacturing, from January 2023 to October 2024. Prior to that, he served as the Chief Financial Officer of Eiger BioPharmaceuticals, Inc., then a publicly traded commercial-stage biopharmaceutical company, from December 2018 to January 2023. Prior to that, Mr. Ryali served as Vice President, Finance from December 2017 to December 2018, and Senior Director, Finance from 2015 to 2017, at Aimmune Therapeutics, Inc., then a publicly traded biopharmaceutical company (subsequently acquired by Nestlé Health Science in 2020). Before then, Mr. Ryali served as Director, R&D Finance at Onyx Pharmaceuticals, Inc., a subsidiary of Amgen Inc., from 2013 to 2015, after having held a series of corporate finance positions of increasing responsibility at Onyx Pharmaceuticals, Inc., then a publicly traded biopharmaceutical company, from 2011 until its acquisition by Amgen, Inc. in 2013. Prior to that, Mr. Ryali held a series of different finance positions of increasing responsibility at Amgen, Inc. from 2004 to 2011. Mr. Ryali holds a B.A. from the University of California, Los Angeles with a double-major in Economics and Microbiology, Immunology, and Molecular Genetics, and an M.B.A. from the UCLA Anderson School of Management.

EXECUTIVE AND DIRECTOR COMPENSATION
Introduction
This section provides an overview of the compensation awarded to, earned by, or paid to our principal executive officer and our next three most highly compensated executive officers in respect of their service to us for the fiscal year ended December 31, 2024. We refer to these individuals as our named executive officers. Our named executive officers are:

•Rachel Haurwitz, Ph.D., our president and chief executive officer
•Tim Kelly, M.B.A., our chief technology officer
•Steven Kanner, Ph.D., our chief scientific officer
•Barbara McClung, J.D., our chief legal officer
Summary Compensation Table (2024 and 2023)
The following table sets forth the compensation awarded to, earned by, or paid to our named executive officers in respect of their service to us for the fiscal years ended December 31, 2024, and 2023 (as applicable):

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Rachel Haurwitz, Ph.D.	2024	508,733	310,387	808,347	2,571,978	13,800	4,213,245
President and chief executive officer	2023	623,150	342,733	—	2,137,464	13,200	3,116,547
Tim Kelly, M.B.A.(4)(5)	2024	475,000	241,250	—	1,183,320	13,800	1,913,370
Chief technology officer
Steven Kanner, Ph.D.	2024	485,053	169,769	224,730	719,467	13,800	1,612,819
Chief scientific officer	2023	468,650	187,460	—	548,497	13,200	1,217,807
Barbara McClung, J.D.	2024	485,053	169,769	224,730	719,467	13,800	1,612,819
Chief legal officer	2023	468,650	187,460	—	548,497	13,200	1,217,807
(1)The bonuses for 2024 were paid in March 2025, and the bonuses for 2023 were paid in March 2024.
(2)The amounts shown represent the grant date fair values of stock awards and option awards granted in 2024 and 2023 as computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standard Codification (“ASC”) Topic 718 (“ASC Topic 718”).
(3)The amounts shown consist of 401(k) retirement plan matching contributions for 2024 and 2023 of $13,800 and $13,200, respectively.
(4)Mr. Kelly joined our company on January 1, 2024 and, accordingly, the table only includes his compensation for 2024.
(5)The 2024 bonus amount for Mr. Kelly includes an annual bonus of $166,250, plus a one-time sign-on bonus of $75,000 paid in January 2024. See narrative disclosure below for details.
Narrative Disclosure to Summary Compensation Table
Our Board approves compensation for our named executive officers and other executive officers based, in part, upon recommendations of the compensation committee.
Base Salary
Effective January 1, 2024, the base salaries for Dr. Haurwitz, Mr. Kelly, Dr. Kanner, and Ms. McClung were $644,960, $475,000, $485,053, and $485,053, respectively.
Effective January 1, 2023, the base salaries for Dr. Haurwitz, Dr. Kanner, and Ms. McClung were $623,150, $468,650, and $468,650, respectively.

Bonuses
Pursuant to the terms of each of their employment agreements, Dr. Haurwitz, Dr. Kanner, and Ms. McClung were eligible to receive annual bonuses for fiscal years 2024 and 2023, and Mr. Kelly was eligible to receive an annual bonus for fiscal year 2024.
For fiscal year 2024, the target bonus amounts, expressed as a percentage of base salary paid, for Dr. Haurwitz, Mr. Kelly, Dr. Kanner, and Ms. McClung, were 55%, 40%, 40%, and 40%, respectively. Actual bonuses for fiscal year 2024, paid in March 2025, for Dr. Haurwitz, Mr. Kelly, Dr. Kanner, and Ms. McClung, were $310,387, $166,250, $169,769, and $169,769, respectively, which reflected 87.5% of the target amounts. The final payout percentages were determined based on achievement of defined company strategic goals in fiscal year 2024.
Pursuant to Mr. Kelly’s offer letter, in January 2024, we paid him a one-time sign-on bonus of $75,000. If, within one year from the date of the bonus payment, Mr. Kelly had chosen to leave our company or if his employment was terminated by us for cause, then Mr. Kelly would have been required to repay us the full amount of this sign-on bonus.
For fiscal year 2023, the target bonus amounts, expressed as a percentage of base salary paid, for Dr. Haurwitz, Dr. Kanner, and Ms. McClung were 55%, 40%, and 40%, respectively. Actual bonuses for fiscal year 2023, paid in March 2024, for Dr. Haurwitz, Dr. Kanner, and Ms. McClung were $342,733, $187,460, and $187,460, respectively, which reflected 100% of the target amounts. The final payout percentages were determined based on achievement of defined company strategic goals in fiscal year 2023.
Equity Compensation Awards

On February 20, 2024, Dr. Haurwitz, Dr. Kanner, and Ms. McClung were awarded stock options under the 2021 Equity Incentive Plan (the "2021 Plan”) covering 546,950, 153,000, and 153,000 shares of our common stock, respectively, at an exercise price of $6.81 per share. For these options, one quarter of the shares vested on the one-year anniversary of the vesting commencement date (February 20, 2024) and thereafter vest in equal monthly installments over the remainder of four years from the vesting commencement date, subject to continued service by the executive officer through the applicable vesting dates. On February 20, 2024, Dr. Haurwitz, Dr, Kanner, and Ms. McClung were also awarded restricted stock units (“RSUs”) under the 2021 Plan covering 118,700, 33,000, and 33,000 shares, respectively, and the market price of our common stock was $6.81 per share at the close of the market on that day. These RSUs vest in four equal annual installments beginning on the one-year anniversary of the vesting commencement date (February 20, 2024), subject to the continued service by the executive officer through the applicable vesting dates.

On January 8, 2024, in connection with joining our company, Mr. Kelly was awarded stock options under the 2021 Plan covering 300,000 shares of our common stock, at an exercise price of $5.74 per share. For these options, one quarter of the shares vested on the one-year anniversary of the vesting commencement date (January 1, 2024) and thereafter vest in equal monthly installments over the remainder of four years from the vesting commencement date, subject to the continued service by Mr. Kelly through the applicable vesting dates.

On February 21, 2023, Dr. Haurwitz, Dr. Kanner, and Ms. McClung were awarded stock options under the 2021 Plan covering 510,500, 131,000, and 131,000 shares of our common stock, respectively, at an exercise price of $6.12 per share. For these options, the shares vest in equal monthly installments from the vesting commencement date (February 21, 2023) over four years, subject to continued service of the executive officer through the applicable vesting dates.

On August 22, 2022, Dr. Haurwitz, Dr. Kanner, and Ms. McClung were awarded performance-based restricted stock units (“PSUs”) under the 2021 Plan covering 16,805, 9,191, and 9,191 shares, respectively, and the market price of our common stock was $9.90 per share at the close of the market on that day. The achievement of a clinical milestone for CB-010 during the performance period ending December 31, 2024, on which vesting of the PSUs was contingent, was not met, and these PSUs were forfeited as of December 31, 2024.

Our Board generally grants equity-based awards to our executive officers on an annual basis as well as during the year to newly hired executive officers, in the event of an expansion of an executive officer’s duties, and in other special circumstances. We do not have any program, plan, or practice to time annual or other grants of equity-based awards in coordination with the release of material nonpublic information or otherwise. Our Board does not take material nonpublic information into account when determining the timing and terms of equity-based awards and does not time the disclosure of material nonpublic information for the purpose of affecting the value of our executive officer compensation. Our Board generally makes annual equity grants to our executive officers and directors, and non-executive officer employees also receive annual grants, on a predetermined scheduled grant date during the quarter following each calendar year end. Newly hired executive officers receive an initial equity-based award on a predetermined date after their first day of employment. For non-executive officer employees, new hire and promotion grants are typically made on a predetermined day of the second month of a calendar quarter.
Employment Agreements with our Named Executive Officers
We have entered into written employment agreements with each of our executive officers, including each of our named executive officers, which are described below.
Officer Employment Agreement with Dr. Haurwitz

On July 27, 2021, we entered into an officer employment agreement with Dr. Haurwitz setting forth the terms and conditions of her employment with us. The agreement amended and restated a prior officer employment agreement dated June 30, 2017. The agreement provides for Dr. Haurwitz to serve as our president and chief executive officer. Dr. Haurwitz’s base salary and annual target bonus are subject to review and adjustment by our Board from time to time. Dr. Haurwitz’s base salary has been increased over time and, for 2024 and 2023, the amounts are set forth above. Additional details about this agreement are provided in Severance and Change in Control Payments and Benefits - Officer Employment Agreements with our Named Executive Officers and Other Executive Officers below.
Officer Employment Agreement with Mr. Kelly

On January 1, 2024, we entered into an officer employment agreement with Mr. Kelly setting forth the terms and conditions of his employment with us. The agreement provides for Mr. Kelly to serve as our chief technology officer. Mr. Kelly’s base salary and annual target bonus are subject to review and adjustment by our Board from time to time, and for 2024, the amounts are set forth above. Additional details about this agreement are provided in Severance and Change in Control Payments and Benefits - Officer Employment Agreements with our Named Executive Officers and Other Executive Officers below.

Officer Employment Agreement with Dr. Kanner

On July 27, 2021, we entered into an officer employment agreement with Dr. Kanner setting forth the terms and conditions of his employment with us. The agreement amended and restated a prior officer employment agreement dated June 30, 2017. The agreement provides for Dr. Kanner to serve as our chief scientific officer. Dr. Kanner’s base salary and annual target bonus are subject to review and adjustment by our Board from time to time. Dr. Kanner’s base salary has been increased over time and, for 2024 and 2023, the amounts are set forth above. Additional details about this agreement are provided in Severance and Change in Control Payments and Benefits - Officer Employment Agreements with our Named Executive Officers and Other Executive Officers below.

Officer Employment Agreement with Ms. McClung

On July 27, 2021, we entered into an officer employment agreement with Ms. McClung setting forth the terms and conditions of her employment with us. The agreement amended and restated a prior officer employment agreement dated June 30, 2017. The agreement provides for Ms. McClung to serve as our chief legal officer. Ms. McClung’s base salary and annual target bonus are subject to review and adjustment by our Board from time to time. Ms. McClung’s base salary has been increased over time and, for 2024 and 2023, the amounts are set forth above. Additional details about this agreement are provided in Severance and Change in Control Payments and Benefits - Officer Employment Agreements with our Named Executive Officers and Other Executive Officers below.
Equity Incentive Plans
2013 Equity Incentive Plan (the “2013 Plan”)
The 2013 Plan was duly adopted by our Board and approved by our stockholders in November 2013. The 2013 Plan was subsequently amended and the number of shares issuable under the 2013 Plan was increased. The 2013 Plan provided for the grant of incentive stock options (“ISOs”), nonqualified stock options (“NSOs”), stock appreciation rights (“SARs”), restricted stock, and RSUs to our executive officers, directors, employees, and consultants. No further grants have been or will be made under the 2013 Plan after the 2021 Equity Incentive Plan (described below) became effective.
The 2013 Plan authorized the issuance of up to 9,954,446 shares of our common stock pursuant to stock options or other awards, plus up to 454,500 shares of our common stock pursuant to stock options or other awards granted under our terminated 2012 Stock Option/Stock Issuance Plan that expired or otherwise terminated without having been exercised in full and shares of our common stock issued pursuant to awards granted under the 2012 Plan that were forfeited to or repurchased by us. As of April 15, 2025, there were outstanding stock options covering 2,116,471 shares granted under the 2013 Plan.
Administration. The compensation committee has the authority to administer the 2013 Plan, including the authority to construe and interpret the 2013 Plan with respect to stock option awards made under the 2013 Plan.
2021 Equity Incentive Plan
The 2021 Plan was duly adopted by our Board in June 2021 and approved by our stockholders in July 2021. The 2021 Plan is a successor to our 2013 Plan. The principal purpose of the 2021 Plan is to attract, retain, and motivate employees and directors through the granting of stock-based compensation awards. The material terms of the 2021 Plan are summarized below.
Share Reserve. Initially, under the 2021 Plan the maximum number of shares of our common stock that could be issued was 11,232,084 shares, which is the sum of (i) 5,200,000 new shares, plus (ii) an additional number of shares not to exceed 6,032,084, consisting of (A) shares that remained available for issuance of awards under our 2013 Plan immediately prior to the time our 2021 Plan became effective and (B) shares of our common stock subject to outstanding stock options or other awards granted under our 2013 Plan that, on or after the 2021 Plan became effective, terminate or expire prior to exercise thereof, are not issued, are forfeited, or are reacquired or withheld (or not issued) to satisfy a tax withholding obligation or the purchase or exercise price, if any, as such shares become available from time to time. The shares were initially reserved for issuance pursuant to a variety of stock-based compensation awards, including stock options, SARs, RSUs, PSUs, and other stock-based awards. The number of shares reserved for issuance or transfer pursuant to awards under the 2021 Plan increases on the first day of each fiscal year beginning in 2022 and ending in 2031, by an amount equal to the lesser of (i) 5% of the shares of common stock outstanding on the last day of the immediately preceding fiscal year and (ii) such smaller number of shares of stock as determined by our Board. No more than 56,000,000 shares of stock may be issued under the 2021 Plan upon the exercise of ISOs. As of April 15, 2025, there were 7,902,961 shares remaining available for grant and outstanding stock awards and RSUs covering 14,123,583 shares granted under the 2021 Plan.
The following counting provisions apply to the share reserve under the 2021 Plan:
•to the extent that a stock award terminates, expires, or lapses for any reason or an award is settled in cash without the delivery of shares, any shares subject to the award at such time will be available for future grants under the 2021 Plan;
•to the extent shares are tendered or withheld to satisfy the grant, exercise price, or tax withholding obligation with respect to any award under the 2021 Plan, such tendered or withheld shares will be available for future grants under the 2021 Plan;
•to the extent that shares of our common stock awarded by us are repurchased by us prior to vesting so that shares are returned to us, such shares will be available for future grants under the 2021 Plan;
•the payment of dividend equivalents in cash in conjunction with any outstanding awards will not be counted against the shares available for issuance under the 2021 Plan; and
•to the extent permitted by applicable law or any exchange rule, shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by us or any of our subsidiaries will not be counted against the shares available for issuance under the 2021 Plan.
The 2021 Plan includes limits with respect to non-employee directors. A non-employee director will not receive total compensation for any fiscal year that exceeds $750,000 (or $1,000,000 in the year of the director’s initial appointment to our Board). For this purpose, total compensation is the sum of the grant date fair value of any equity or equity-based awards granted to such non-employee director during a fiscal year, and the amount of cash fees or awards payable to such non-employee director in respect of such service during any fiscal year, including any such amounts that are voluntarily deferred by the non-employee director.

Administration. The compensation committee administers the 2021 Plan with respect to grants to non-officer employees. The compensation committee consists of at least three members of our Board, each of whom is intended to qualify as a “non-employee director” for purposes of Rule 16b-3 under the Exchange Act and an “independent director” within the meaning of the rules of Nasdaq. The 2021 Plan permits our Board or the compensation committee to delegate its authority to grant awards to employees other than executive officers to our president and chief executive officer.
Subject to the terms and conditions of the 2021 Plan, the administrator has the authority to select the persons to whom awards are to be made, to determine the number of shares to be subject to awards, and the terms and conditions of awards, and to make all other determinations and to take all other actions necessary or advisable for the administration of the 2021 Plan. The administrator is also authorized to adopt, amend, or rescind rules relating to administration of the 2021 Plan. Our Board may at any time remove the compensation committee as the administrator and revest in itself the authority to administer the 2021 Plan. Although the compensation committee is authorized to administer the 2021 Plan, our Board currently administers the 2021 Plan with respect to awards to non-employee directors and executive officers.
Eligibility. Stock options, SARs, RSUs, restricted stock awards, PSUs, and all other stock-based awards under the 2021 Plan may be granted to individuals who are our employees, directors, or consultants or who are employees, directors, or consultants of certain of our subsidiaries. Only employees of our company may be granted ISOs.
Stock Awards. The 2021 Plan provides that the administrator may grant or issue stock options, SARs, RSUs, PSUs, and other stock-based awards, and dividend equivalents, or any combination thereof. Each award will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms, and conditions of the award.
•NSOs will provide for the right to purchase shares of our common stock at a specified price, which may not be less than fair market value on the grant date. NSOs usually will become exercisable (at the discretion of the administrator) in one or more installments after the grant date, subject to the participant’s continued employment or service with us and/or subject to the satisfaction of corporate performance targets and individual performance targets established by the administrator. NSOs may be granted for any term specified by the administrator that does not exceed 10 years.
•ISOs will be designed in a manner intended to comply with the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the “Tax Code”) and will be subject to specified restrictions contained in the Tax Code. Among such restrictions, ISOs must have an exercise price of not less than the fair market value of a share of common stock on the grant date, may only be granted to employees, and must not be exercisable after a period of 10 years measured from the grant date. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of our capital stock, the 2021 Plan provides that the exercise price must be at least 110% of the fair market value of a share of common stock on the grant date and the ISO must not be exercisable after a period of five years measured from the grant date.
•Restricted Stock and Performance Stock may be granted to any eligible individual and made subject to such restrictions as may be determined by the administrator, which in the case of performance stock will include performance-based restrictions. Restricted stock and performance stock, typically, may be forfeited for no consideration or repurchased by us at the original purchase price if the conditions or restrictions on vesting are not met. In general, such stock may not be sold or otherwise transferred until restrictions are removed or expire. Recipients of restricted stock and performance stock, unlike recipients of stock options, have voting rights and have the right to receive dividends, if any, prior to the time when the restrictions lapse; however, extraordinary dividends will generally be placed in escrow, and will not be released until restrictions are removed or expire.
•RSUs and PSUs may be awarded to any eligible individual, typically without payment of consideration, but subject to vesting conditions based on continued employment or service or on performance criteria established by the administrator. Like restricted stock and performance stock, these units may not be sold, or otherwise transferred or hypothecated, until vesting conditions are removed or expire. Unlike restricted stock and performance stock, stock underlying these units will not be issued until the units have vested, and recipients of units generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied.
•SARs may be granted in connection with stock options or other awards, or separately. SARs granted in connection with stock options or other awards typically will provide for payments to the holder based upon increases in the price of our common stock over a set exercise price. The exercise price of any SAR granted under our 2021 Plan must be at least 100% of the fair market value of a share of our common stock on the grant date. There are no restrictions specified in the 2021 Plan on the exercise of SARs or the amount of gain realizable therefrom, although restrictions may be imposed by the administrator in the SAR agreements. SARs under the 2021 Plan will be settled in cash or shares of our common stock, or in a combination of both, at the election of the administrator.
•Other Stock-Based Awards are awards of fully vested shares of our common stock and other awards valued wholly or partially by referring to, or otherwise based on, shares of our common stock. Other stock-based awards may be granted to participants and may also be available as a payment form in the settlement of other awards, as standalone payments, and as payment in lieu of base salary, bonus, fees, or other cash compensation otherwise payable to any individual who is eligible to receive awards. The plan administrator determines the terms and conditions of other stock-based awards, which may include vesting conditions based on continued service, performance, and/or other conditions.
•Dividend Equivalents represent the right to receive the equivalent value of dividends paid on shares of our common stock and may be granted alone or in tandem with awards other than stock options or SARs. Dividend equivalents are credited as of dividend payments dates during the period between a specified date and the date such award terminates or expires, as determined by the plan administrator.
Any stock-based award may be granted as a performance award, meaning that the award will be subject to vesting and/or payment based on the attainment of specified performance goals determined by the administrator.
Change in Control. In the event of a change in control where the acquirer does not assume or replace awards granted prior to the consummation of such transaction, awards issued under the 2021 Plan may be subject to accelerated vesting in the discretion of the administrator, such that 100% of such awards will become vested and exercisable or payable, as applicable. In addition, the administrator will also have complete discretion to structure one or more awards under the 2021 Plan to provide that such awards will become vested and exercisable or payable on an accelerated basis in the event such awards are assumed or replaced with equivalent awards, including in such circumstances where the individual’s service with us or the acquiring entity is subsequently terminated within a designated period following the change in control event. The administrator may also make appropriate adjustments to awards under the 2021 Plan and is authorized to provide for the acceleration, cash-out, termination, assumption, substitution, or conversion of such awards in the event of a change in control or certain other unusual or nonrecurring events or transactions. Under the 2021 Plan, a change in control is generally defined as:
•the transfer or exchange in a single transaction or series of related transactions by our stockholders of more than 50% of our voting stock to a person or group;
•a change in the composition of our Board such that incumbent directors cease to constitute a majority of our Board;
•the consummation of a merger, consolidation reorganization or business combination, a sale or disposition of all or substantially all of our assets, or the acquisition of assets or stock of another entity, other than a transaction (i) that results in our outstanding voting securities immediately before the transaction continuing to represent a majority of the voting power of the acquiring company’s outstanding voting securities; (ii) after which no person or group beneficially owns 50% or more of the outstanding voting securities of the surviving entity immediately after the transaction; and (iii) after which at least a majority of the board of the successor entities were board members at the time of the approval of the transaction; or
•our liquidation or dissolution.
Adjustments of Awards. In the event of any stock dividend or other distribution, stock split, reverse stock split, reorganization, combination, or exchange of shares, merger, consolidation, split-up, spin-off, recapitalization, repurchase, or any other corporate event affecting the number of outstanding shares of our common stock or the share price of our common stock that would require adjustments to the 2021 Plan or any awards under the 2021 Plan in order to prevent the dilution or enlargement of the potential benefits intended to be made available thereunder, the administrator will make appropriate, proportionate adjustments to:
•the aggregate number and type of shares subject to the 2021 Plan (including the number of shares that may be issued as ISOs);
•the number and kind of shares subject to outstanding awards and terms and conditions of outstanding awards (including, without limitation, any applicable performance targets or criteria with respect to such awards); and
•the grant or exercise price per share of any outstanding awards under the 2021 Plan.

Amendment. The administrator may amend or modify the 2021 Plan at any time and from time to time. However, we must generally obtain stockholder approval to the extent required by applicable law, rule, or regulation (including any applicable stock exchange rule). Notwithstanding the foregoing, an option may be amended to reduce the per share exercise price below the per share exercise price of such option on the grant date and options may be granted in exchange for, or in connection with, the cancellation or surrender of options having a higher per share exercise price without receiving additional stockholder approval.
Termination. Our Board may terminate the 2021 Plan at any time. No awards, including ISOs, may be granted pursuant to the 2021 Plan after the 10th anniversary of the effective date of the 2021 Plan, and no additional annual share increases to the 2021 Plan’s aggregate share limit will occur from and after that anniversary. Any award that is outstanding on the termination date of the 2021 Plan will remain in force according to the terms of the 2021 Plan and the applicable award agreement.
2021 Employee Stock Purchase Plan (“2021 ESPP”)
Our 2021 ESPP was duly adopted by our Board in June 2021 and approved by our stockholders in July 2021. The principal purpose of the 2021 ESPP is to secure the services of new employees, to retain the services of existing employees, and to provide incentives for such individuals to exert maximum efforts toward our success. The 2021 ESPP includes two components. One component is intended to qualify for favorable tax treatment under Section 423 of the Tax Code. The second component allows for the grant of purchase rights that does not qualify for favorable tax treatment due to deviations in an offering and to permit participation by eligible employees who are employed outside of the United States in compliance with the laws of other jurisdictions.
Shares available. We have initially reserved 511,000 shares of our common stock for sale under the 2021 ESPP. The number of shares reserved for sale under the 2021 ESPP increases on the first day of each fiscal year beginning in 2022 and ending in 2031, by an amount equal to the lesser of (i) 1% of the shares of common stock outstanding on the last day of the immediately preceding fiscal year and (ii) such smaller number of shares of stock as determined by our Board. No more than 10,000,000 shares of our common stock may be issued under the 2021 ESPP over the term of the 2021 ESPP. As of April 15, 2025, there were 2,655,169 shares available for issuance under the 2021 ESPP.
Administration. The 2021 ESPP may be administered by the compensation committee or by our Board acting in place of the compensation committee, subject to the terms and conditions of the 2021 ESPP. Among other things, the compensation committee has the authority to determine eligibility for participation in the 2021 ESPP; designate separate offerings under the plan; and construe, interpret, and apply the terms of the plan.
Eligibility. Employees eligible to participate in any offering pursuant to the 2021 ESPP generally include any employee who is employed by us or certain of our designated subsidiaries at the beginning of the offering period. However, the compensation committee may determine that employees who are customarily employed for 20 hours or less per week or for five months or less in a calendar year, certain “highly compensated” employees, or employees resident in a foreign jurisdiction whose participation is either prohibited under local law, or where compliance with local law would violate Section 423 of the Tax Code, may not be eligible to participate in the 2021 ESPP. In addition, any employee who owns (or is deemed to own as a result of attribution) 5% or more of the total combined voting power or value of all classes of our capital stock, or the capital stock of one of our qualifying subsidiaries, or who will own such amount as a result of participation in the 2021 ESPP, will not be eligible to participate in the 2021 ESPP. The compensation committee may impose additional restrictions on eligibility from time to time.
Offerings. Under the 2021 ESPP, eligible employees will be offered the option to purchase shares of our common stock at a discount over a series of offering periods. Each offering period may itself consist of one or more purchase periods with purchase dates, and on the purchase dates shares of our common stock will be purchased for employees participating in the offering. No offering period may be longer than 27 months. An offering under the 2021 ESPP may be terminated under certain circumstances.
Participation. Participating employees will be able to purchase the offered shares of our common stock by accumulating funds through payroll deductions or through cash payments. Participants may select a rate of payroll deduction between 1% and 15% of their eligible compensation, as defined in the 2021 ESPP. However, a participant may not subscribe for more than $25,000 in fair market value of shares of our common stock (determined as of the date the offering period commences) in any calendar year in which the offering is in effect.

Unless otherwise determined by the compensation committee, the purchase price for shares of our common stock purchased under the 2021 ESPP will be 85% of the lesser of the fair market value of our common stock on (i) the first trading day of the applicable offering period or (ii) the last trading day of each purchase period in the applicable offering period.
Once an employee becomes a participant in an offering period, the participant will be automatically enrolled in each subsequent offering period at the same contribution level. A participant may reduce their contribution in accordance with procedures set forth by the compensation committee and may withdraw from participation in the 2021 ESPP at any time prior to the end of an offering period, subject to time restrictions specified in the plan or such other time as may be specified by the compensation committee. Upon withdrawal, the accumulated payroll deductions will be returned to the participant without interest.
Adjustments upon Recapitalization. If the number of outstanding shares of our common stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification, or similar change in our capital structure without consideration, the compensation committee will proportionately adjust the number and class of common stock that is available under the 2021 ESPP, the purchase price and number of shares any participant has elected to purchase, as well as the maximum number of shares that may be purchased by participants. The 2021 ESPP also includes provisions for adjustment in the event a change in corporate structure or similar transaction occurs.
Change in Control. If we experience a corporate transaction, the compensation committee may elect to shorten a purchase period in anticipation of the transaction, in which case the participants’ accumulated contributions would be used to purchase shares prior to the consummation of the corporate transactions with the resulting termination of the purchase rights, and/or suspend the plan. Alternatively, it may require outstanding rights to purchase shares to be assumed or an equivalent option substituted by the successor corporation.
Transferability. Participants may not assign, transfer, pledge, or otherwise dispose of payroll deductions or cash payments credited to their account, or any rights with regard to an election to purchase shares pursuant to the 2021 ESPP other than by will or the laws of descent or distribution.
Amendment; Termination. The compensation committee may amend, suspend, or terminate the 2021 ESPP at any time without stockholder consent, except as required by law. The 2021 ESPP will continue until the earliest to occur of (i) termination of the 2021 ESPP by our Board, (ii) issuance of all the shares reserved for issuance under the 2021 ESPP, or (iii) the 10th anniversary of the first purchase date under the 2021 ESPP.

Outstanding Equity Awards as of December 31, 2024
The following table sets forth information concerning outstanding equity awards held by each of our named executive officers as of December 31, 2024:

			Option awards				Stock Awards
Name	Vesting commencement date		Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable (#)	Option exercise price ($/share)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Rachel Haurwitz, Ph.D.	03/02/2021	(1)	409,876	27,325	4.11	03/29/2031	—	—	—	—
	12/20/2021	(2)	308,250	102,750	15.16	12/19/2031	—	—	—	—
	02/21/2023	(2)	233,979	276,521	6.12	02/20/2033	—	—	—	—
	02/20/2024	(1)	—	546,950	6.81	02/19/2034	—	—	—	—
	02/20/2024	(3)	—	—	—	—	118,700	188,733	—	—
Tim Kelly, M.B.A.	01/01/2024	(1)	—	300,000	5.74	01/07/2034	—	—	—	—
Steven Kanner, Ph.D.	07/12/2017	(1)	3,534	—	1.81	07/10/2027	—	—	—	—
	03/08/2018	(1)	4,879	—	1.81	03/07/2028	—	—	—	—
	10/01/2019	(1)	21,623	—	2.69	09/30/2029	—	—	—	—
	03/02/2021	(1)	215,871	14,494	4.11	03/29/2031	—	—	—	—
	12/20/2021	(2)	110,250	36,750	15.16	12/19/2031	—	—	—	—
	02/21/2023	(2)	60,041	70,959	6.12	02/20/2033	—	—	—	—
	02/20/2024	(1)	—	153,000	6.81	02/19/2034	—	—	—	—
	02/20/2024	(3)	—	—	—	—	33,000	52,470	—	—
Barbara McClung, J.D.	10/01/2019	(1)	47,318	—	2.69	09/30/2029	—	—	—	—
	03/02/2021	(1)	217,420	14,494	4.11	03/29/2031	—	—	—	—
	12/20/2021	(2)	110,250	36,750	15.16	12/19/2031	—	—	—	—
	02/21/2023	(2)	60,041	70,959	6.12	02/20/2033	—	—	—	—
	02/20/2024	(1)	—	153,000	6.81	02/19/2034	—	—	—	—
	02/20/2024	(3)	—	—	—	—	33,000	52,470	—	—
(1)1/4 of the shares subject to the option vest on the one-year anniversary of the vesting commencement date and an additional 1/48 of the aggregate number of shares subject to the option vest on the corresponding day of each month thereafter (or if there is no such corresponding day, on the last day of the month) over the remainder of four years from the vesting commencement date, subject to the continued service by the executive officer through the applicable vesting dates.
(2)1/48 of the shares subject to the option vest on each monthly anniversary of the vesting commencement date (or if there is no such corresponding day, on the last day of the month), subject to the continued service by the executive officer through the applicable vesting dates.
(3)1/4 of the RSUs vest on each yearly anniversary of the vesting commencement date, subject to the continued service by the executive officer through the applicable vesting dates.
Severance and Change in Control Payments and Benefits
Officer Employment Agreements with our Named Executive Officers and Other Executive Officers
Our amended and restated officer employment agreements with each of our named executive officers and other executive officers, in some cases their initial employment agreements with us, provide that in the event the executive terminates their employment for “good reason” or we terminate their employment without “cause” (in each case defined in their employment agreements), the executive officers are entitled to receive the following benefits, in addition to any accrued obligations (base salary earned through the date of termination, unpaid expense reimbursements, unused vacation, and vested benefits under any of our employee benefit plans) and subject to their execution of a separation agreement containing a general release of claims in our favor and obligations regarding confidentiality, return of property, and non-disparagement: (i) nine months of base salary (12 months in the case of Dr. Haurwitz); (ii) continuation of healthcare insurance coverage for nine months (12 months in the case of Dr. Haurwitz) or the COBRA health continuation period, whichever ends earlier; and (iii) in the case of Dr. Haurwitz, Dr. Kanner, and Ms. McClung, 100% of their unvested stock options as of the effective date of the amended and restated employment agreements, if any, will become immediately vested and immediately prior to the expiration of the three month post-termination exercise period for the stock options, such period will be extended to 12 months for the exercise of stock options (regardless of any language to the contrary in any stock plan then in effect, but subject to the expiration date of the stock options). The amounts payable under items (i) and (ii) will be paid out in substantially equal installments in accordance with our payroll practice over nine months (12 months in the case of Dr. Haurwitz) commencing on the first regularly scheduled payroll date that is at least 30 calendar days after the date of termination, subject to the separation agreement having become fully effective.
In the event that the executive officer’s employment is terminated by us without “cause” or the executive officer terminates their employment for “good reason” within 12 months after a change in control, or within three months prior to a change in the ownership or effective control of our company, or in the ownership of a substantial portion of our company’s assets under Section 409A of the Tax Code (a “409A Change in Control”), subject to their execution of a separation agreement containing a general release of claims in our favor and obligations regarding confidentiality, return of property, and non-disparagement, the executive officer will be entitled to the benefits set forth above, provided that the number of months of base salary and benefits continuation will be increased to 12 months (18 months in the case of Dr. Haurwitz) and the executive officer will be entitled to 1.0 times their target annual bonus (1.5 times in the case of Dr. Haurwitz). The target bonus amount is paid on the first regularly scheduled payroll date that is at least 30 calendar days after the date of termination (or date of the 409A Change in Control, for an executive officer who is terminated prior to the change in control), and if the change in control is a 409A Change in Control, the severance amounts will be payable as a lump sum on the first regularly scheduled payroll date that is at least 30 calendar days following the termination date (or date of the 409A Change in Control for an executive officer who is terminated prior to the change in control), subject to the separation agreement having become fully effective (for clarity, the COBRA payments set forth above will be paid in accordance with the timing set forth above). In addition, in the event of a termination of employment in the circumstances described in this paragraph, 100% of the executive officer’s then unvested stock options and time-based restricted stock will become immediately vested.
Each executive officer’s amended and restated employment agreement defines “cause” to mean the occurrence of any one or more of the following, subject to certain notice and cure rights: (i) conduct constituting a material act of misconduct in connection with the performance of their duties, including, without limitation, misappropriation of funds or property of our company; (ii) the commission of any felony or a misdemeanor involving moral turpitude, deceit, dishonesty or fraud, or any conduct that would reasonably be expected to result in material injury or reputational harm to our company if they were retained in their position; (iii) continued non-performance of duties, other than by reason of physical or mental illness, incapacity, or disability, that has continued for more than 30 calendar days following written notice of such non-performance from our Board; (iv) a material violation of our written policies; or (v) failure to cooperate with a bona fide internal investigation or an investigation by regulatory or law enforcement authorities, after being instructed by us to cooperate, or the willful destruction or failure to preserve documents or other materials known to be relevant to such investigation or the inducement of others to fail to cooperate or to produce documents or other materials in connection with such investigation.
Each executive officer’s amended and restated employment agreement defines “good reason” to mean the occurrence of any one or more of the following, subject to certain notice and cure rights: (i) a material diminution in their responsibilities, authority, or duties; (ii) the assignment of duties that are materially inconsistent with their position; (iii) a decrease of more than 10% of their base salary except for across-the-board reductions based on our financial performance similarly affecting all of our executive officers; (iv) a change in our company’s location at which they perform their duties to a location more than 50 miles driving distance from our original location; and (v) a material breach of the employment agreement by us.
Each executive officer’s amended and restated employment agreement defines “change in control” as any of the following: (i) any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act, other than us, any of our subsidiaries, or any trustee, fiduciary, or other person or entity holding securities under any employee benefit plan or trust of our company or any of our subsidiaries, together with all “affiliates” and “associates,” as such terms are defined in Rule 12b-2 under the Exchange Act, of such person, becomes the “beneficial owner,” as such term is defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of securities of our company representing 50% or more of the combined voting power of our then outstanding voting securities, in such case other than as a result of an acquisition of securities directly from our company; or (ii) the date a majority of our Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of our Board before the date of the appointment or election; or (iii) the consummation of (A) a consolidation or merger of our company where our stockholders, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own, as such term is defined in Rule 13d-3 under the Exchange Act, directly or indirectly, shares representing in the aggregate more than 50% of the voting shares of our company issuing cash or securities in the consolidation or merger, or of its ultimate parent corporation, if any, or (B) any sale or other transfer, in one transaction or a series of transactions contemplated or arranged by any party as a single plan, of all or substantially all of the assets of our company.

Certain of the foregoing events that result solely from an acquisition of securities by us are not considered a “change in control.”
Change in Control Provisions Under the 2013 Plan and the 2021 Plan
Under the terms of the 2013 Plan, in the event of a merger, consolidation, or other capital reorganization or business combination transaction with or into another corporation, entity or person, or a change in control, each outstanding award will be treated as our Board, or a committee thereof appointed by our Board, determines, including, without limitation, that (i) awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation, or an affiliate thereof, with appropriate adjustments as to the number and kind of shares and prices; (ii) the awards will terminate upon or immediately prior to the consummation of such merger or change in control for no consideration; (iii) outstanding awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an award will lapse, in whole or in part prior to or upon consummation of such merger or change in control, and, to the extent our Board, or a committee thereof appointed by our Board, determines, terminate upon or immediately prior to the effectiveness of such merger or change in control; (iv) the termination of an award or forfeiture of shares that are unvested at the time of the transaction in exchange for an amount of cash and/or property, if any, equal to the excess of the fair market value or the exercise price or purchase price paid or to be paid for the shares subject to the awards; (v) the continuation of such outstanding awards if we are the surviving corporation; or (vi) any combination of the foregoing.
The change in control provisions included in the 2021 Plan are described in 2021 Equity Incentive Plan - Change in Control above.
Other Elements of Compensation
Retirement Plan
We maintain a defined contribution employee retirement plan, or 401(k) Plan, for our executive officers and employees. Our 401(k) Plan is intended to qualify as a tax-qualified plan under Section 401(a) of the Tax Code. Our 401(k) Plan provides that each participant may contribute up to the lesser of 100% of their compensation or the statutory limit, which was $23,000 for calendar year 2024. Participants who are 50 years or older can also make “catch-up” contributions, which in calendar year 2024 were up to an additional $7,500 above the statutory limit. We currently make matching contributions into the 401(k) Plan on behalf of our participants. We match 100% of eligible contributions up to the first 4% of compensation. Participant contributions are held and invested, pursuant to the participant’s instructions, by the 401(k) Plan trustee.
Employee Benefits
All of our executive officers and employees are eligible to participate in our employee benefit plans, including our medical, dental, vision, and disability and life insurance plans.
No Tax Gross-Ups
We do not make gross-up payments to cover our executive officers’ personal income taxes that may pertain to any of the compensation paid or provided by us.
Recoupment Policy

We have a mandatory recoupment policy applicable to current and former executive officers. In the event of a restatement of our financial results, we will claw back incentive-based compensation erroneously received by current or former executive officers during the three completed fiscal years immediately preceding the year in which we are required to prepare an accounting restatement due to material noncompliance with financial reporting requirements. Incentive-based compensation includes any compensation that is granted, earned, or vested based wholly or in part upon the attainment of a financial reporting measure. Our recoupment policy, as described above, was adopted in 2023 to meet the requirements issued by Nasdaq, in response to the SEC’s adoption of Rule 10D-1 under Section 10D of the Exchange Act and was filed as Exhibit 97.1 to the Annual Report on Form 10-K for the year ended December 31, 2023.

Limitation of Director and Officer Liability and Indemnification
The Delaware General Corporation Law authorizes corporations to limit or eliminate, subject to specified conditions, the personal liability of directors to corporations and their stockholders for monetary damages for breach of their fiduciary duties. Our amended and restated certificate of incorporation limits the liability of our directors to the fullest extent permitted by Delaware law.
We have director and officer liability insurance to cover liabilities our directors and executive officers may incur in connection with their services to us. Our amended and restated certificate of incorporation and our amended and restated bylaws also provide that we will indemnify and advance expenses to any of our directors and executive officers who, by reason of the fact that they are one of our directors or executive officers, is involved in a legal proceeding of any nature. We will repay certain expenses incurred by a director or executive officer in connection with any civil, criminal, administrative, or investigative action or proceeding, including actions by us or in our name. Such indemnifiable expenses include, to the maximum extent permitted by law, attorneys’ fees, judgments, fines, ERISA excise taxes, penalties, settlement amounts, and other expenses reasonably incurred in connection with legal proceedings. A director or executive officer will not receive indemnification if they are found not to have acted in good faith and in a manner they reasonably believed to be in, or not opposed to, our best interest.
We have entered into indemnification agreements with each of our directors and executive officers, the form of which is referenced as an exhibit to the 2024 Annual Report. These agreements provide that we will, among other things, indemnify and advance expenses, including attorneys’ fees, judgments, fines, and settlement amounts incurred in any action or proceeding, including any action by us arising out of such person’s services as our director or executive officer, or any other company or enterprise to which the person provides services at our request. We believe that these provisions and agreements are necessary to attract and retain qualified persons as directors and executive officers.
Such limitation of liability and indemnification does not affect the availability of equitable remedies. In addition, we have been advised that, in the opinion of the SEC, indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), is against public policy as expressed in the Securities Act and is therefore unenforceable.
Non-Employee Director Compensation (2024)
The following table sets forth information concerning the compensation awarded to, earned by or paid to our non-employee directors during 2024. Dr. Haurwitz does not receive compensation for her service as a director on our Board. Dr. Haurwitz’s compensation as our president and chief executive officer for 2024 and 2023 is included with that of our other named executive officers in the summary compensation table above.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Current Directors
Scott Braunstein, M.D.	$58,723	$173,358	$232,081
Andrew Guggenhime, M.B.A.	$95,804	$173,358	$269,162
David Johnson, M.B.A.	$48,309	$173,358	$221,667
Dara Richardson-Heron, M.D.	$49,457	$173,358	$222,815
Natalie Sacks, M.D.	$55,000	$173,358	$228,358
Nancy Whiting, Pharm.D.	$61,144	$173,358	$234,502
Ran Zheng, M.S.	$58,345	$173,358	$231,703
(1)The amounts shown represent the grant date fair values of option awards granted in 2024 as computed in accordance with ASC Topic 718. See Note 11 to the audited financial statements included in the 2024 Annual Report for a discussion of the assumptions used in the calculation of these amounts. As of December 31, 2024, the aggregate number of stock options outstanding held by our non-employee directors were: Dr. Braunstein, 175,940; Mr. Guggenhime, 175,940; Mr. Johnson, 105,000; Dr. Richardson-Heron, 105,000; Dr. Sacks, 179,400; Dr. Whiting, 118,060; and Ms. Zheng, 118,750.

Narrative Disclosure to Non-Employee Director Compensation Table
Director Compensation
Cash Compensation. Our non-employee directors were compensated in 2024 as follows:
•each non-employee director received an annual cash fee of $40,000;
•any non-executive chair of our Board received an additional annual cash fee of $35,000;
•each non-employee director who is a member of the audit committee received an additional annual cash fee of $7,500 ($15,000 for the audit committee chair);
•each non-employee director who is a member of the compensation committee received an additional annual cash fee of $5,000 ($11,000 for the compensation committee chair);
•each non-employee director who is a member of the NCG committee received an additional annual cash fee of $5,000 ($10,000 for the NCG committee chair); and
•each non-employee director who is a member of the S&T committee received an additional annual cash fee of $5,000 ($10,000 for the S&T committee chair).
All cash fees are paid quarterly, in arrears, or upon the earlier resignation or removal of the non-employee director. The amount of each payment is prorated for any portion of a calendar quarter that a non-employee director is not serving on our Board, based on the number of calendar days served by the non-employee director.
Each non-employee director is entitled to reimbursement for reasonable travel and other expenses incurred in connection with attending meetings of our Board and any committee on which they serve.

Equity Compensation. Non-employee directors are entitled to receive stock option grants upon joining our Board. These initial grants vest in three annual installments starting on the first anniversary of the grant date. Additionally, non-employee directors are entitled to receive annual stock option grants, which vest monthly over a one-year period from the grant date. On February 20, 2025, each non-employee director received an annual stock option grant of 40,500 shares, and, on February 20, 2024, each non-employee director received an annual stock option grant of 39,500 shares.
Limit on Non-Employee Director Annual Compensation. Pursuant to our 2021 Plan, there are limits on the annual compensation that may be paid to our non-employee directors. Specifically, a non-employee director may not receive total compensation for any fiscal year that exceeds $750,000 (or $1,000,000 in the year of the director’s initial appointment to our Board). For this purpose, total compensation is the sum of the grant date fair value of any equity or equity-based awards granted to a non-employee director during the fiscal year, and the amount of cash fees or awards payable to the non-employee director in respect of their service during any fiscal year, including any amounts that are voluntarily deferred by the non-employee director.
Compensation Committee Interlocks and Insider Participation
None of the members of the compensation committee nor the NCG committee has currently, or at any time, been an officer or employee of our company. None of our executive officers currently serves, or has served during the last year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board, compensation committee, or NCG committee.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

In accordance with our amended and restated certificate of incorporation and our amended and restated bylaws, our Board is divided into three classes of directors. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the class of directors whose terms are then expiring, to serve from the time of election and qualification until the third annual meeting following their election and until their respective successors are duly elected and qualified or until their earlier death, resignation, or removal. Scott Braunstein, M.D., and Ran Zheng, M.S., are the Class I directors whose terms expire at the 2025 Annual Meeting. Each of Dr. Braunstein and Ms. Zheng has been nominated for and has agreed to stand for re-election to our Board to serve as a Class I director until the 2028 annual meeting of stockholders and until their respective successors are duly elected and qualified or until their earlier death, resignation, or removal.
Required Vote of Stockholders
The two Class I director nominees who receive the highest number of votes “FOR” election by holders of our common stock that are entitled to vote at the 2025 Annual Meeting on the election of directors will be elected as the Class I directors, provided that a quorum is present. Withhold votes and broker non-votes will have no effect on the outcome of this proposal.
It is intended that, unless you give contrary instructions, shares represented by proxies will be voted “FOR” the election of the two nominees listed above as Class I director nominees.
We have no reason to believe that any of the nominees will be unable to serve. In the event that one or more of the nominees is unexpectedly not available to serve, proxies may be voted for another person(s) nominated as a substitute(s) by our Board, or our Board may reduce the number of directors to be elected as Class I directors at the 2025 Annual Meeting. Information relating to each nominee for election as director and for each continuing director, including their period of service as a director, principal occupation and other biographical material is provided in Board of Directors and Corporate Governance above.
OUR BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THESE NOMINEES FOR CLASS I DIRECTOR

PROPOSAL NO. 2—RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We are asking our stockholders to ratify the audit committee’s appointment of Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ending December 31, 2025. Deloitte has served in this capacity since 2016.
The audit committee annually reviews our independent registered public accounting firm’s independence, including reviewing all relationships between our independent registered public accounting firm and us and any disclosed relationships or services that may impact the objectivity and independence of our independent registered public accounting firm, and our independent registered public accounting firm’s performance. Although ratification is not required by our amended and restated certificate of incorporation or our amended and restated bylaws, the audit committee charter requires submitting the appointment of Deloitte to our stockholders for ratification. If the appointment is not ratified, the audit committee will consider whether it is appropriate to select another independent registered public accounting firm.
Before selecting Deloitte, the audit committee carefully considered the firm’s qualifications as an independent registered public accounting firm for us. This included a review of its performance in prior years, including the firm’s efficiency, integrity, and competence in the fields of accounting and auditing. The audit committee has expressed its satisfaction with Deloitte in all of these respects.
Deloitte served as independent registered public accounting firm for us with respect to the audit of our audited financial statements for the fiscal year ended December 31, 2024 and has been engaged by the audit committee to serve as our independent registered public accounting firm with respect to the audit of our audited financial statements for the fiscal year ending December 31, 2025. Deloitte will be represented at the 2025 Annual Meeting and will have an opportunity to make a statement if they desire to do so and to respond to appropriate questions from stockholders.
Principal Accountant Fees and Services
The following table represents aggregate fees billed to us by Deloitte for services related to the fiscal years ended December 31, 2024 and 2023:

	2024	2023
Audit fees(1)	$1,104,000	$1,328,850
Audit-related fees(2)	—	—
Tax fees(3)	46,725	44,625
All other fees(4)	1,895	1,895
Total	$1,152,620	$1,375,370
(1)Audit fees consist of fees billed for professional services performed by Deloitte for the audit of our annual consolidated financial statements, the review of interim consolidated financial statements, and review of the registration statements filed under the Securities Act, and related services that are normally provided in connection with statutory and regulatory filings or engagements.
(2)Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements, such as fees for the adoption of new accounting standards.
(3)Tax fees consist of fees billed for professional services rendered by Deloitte & Touche LLP for tax compliance, tax advice and tax planning.
(4)All other fees consist of a Deloitte accounting guide subscription.
The audit committee has considered whether the provision of non-audit services is compatible with maintaining the independence of Deloitte and has concluded that the provision of such services is compatible with maintaining the independence of Deloitte.

Pre-Approval Policies and Procedures
Pursuant to the charter of the audit committee, the audit committee must pre-approve all audit and permitted non-audit and tax services that may be provided by our independent auditors. During 2024 and 2023, all services provided by Deloitte were pre-approved by the audit committee.
The audit committee may also delegate to one or more subcommittees the authority to approve any audit or permitted non-audit and tax services to be provided to us by our independent auditors.
Required Vote of Stockholders
This proposal requires the affirmative “FOR” vote of a majority of the votes properly cast for and against such proposal, provided a quorum is present. A majority exists when the number of votes cast “FOR” exceeds the number of votes cast “AGAINST” such proposal. Abstentions will have no effect on the outcome of this proposal. Because brokers are expected to have discretionary authority to vote on this proposal, we do not expect any broker non-votes in connection with this proposal. Broker non-votes on this proposal (if any) will have no effect on the outcome of this proposal.
It is intended that, unless contrary instructions are given, shares represented by proxies will be voted “FOR” the ratification of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2025.
OUR BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO RATIFY DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025

PROPOSAL NO. 3—AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF OUR COMMON STOCK

Overview

The Charter Amendment Proposal is a proposal to adopt an amendment to our amended and restated certificate of incorporation to effect a reverse stock split at a ratio ranging from any whole number between 1-for-5 and 1-for-50 inclusive (the “Split Ratio Range”), as determined by our Board in its discretion, subject to our Board’s authority to abandon such amendment, in the form set forth in Annex A to this proxy statement. The Charter Amendment Proposal, if approved, would not immediately cause a reverse stock split, but rather would grant authorization to our Board to effect the reverse stock split (without reducing the number of authorized shares of our common stock) with a split ratio within the Split Ratio Range, if and when our Board determines to do so. Our Board has deemed it advisable, approved, and recommended that our stockholders adopt, and is hereby soliciting stockholder approval of, the proposed amendment to our amended and restated certificate of incorporation to effect a reverse stock split at a ratio within the Split Ratio Range, in the form set forth in Annex A to this proxy statement.

If we receive the required stockholder approval, our Board will have the sole authority to elect, at any time on or prior to the one-year anniversary of the date on which the 2025 Annual Meeting concludes, whether or not to effect a reverse stock split. Even with stockholder approval of the Charter Amendment Proposal, our Board will not be obligated to pursue the reverse stock split. Rather, our Board will have the flexibility to decide whether or not a reverse stock split (and at what ratio within the Split Ratio Range) is in the best interests of our company and our stockholders.

If approved by our stockholders and following such approval our Board determines that effecting a reverse stock split is in the best interests of our company and our stockholders, the reverse stock split would become effective upon filing a certificate of amendment to our amended and restated certificate of incorporation with the Secretary of State of the State of Delaware. As filed, the certificate of amendment would state the number of issued shares to be combined into one share of our common stock, at the ratio approved by our Board within the Split Ratio Range. The amendment would not change the par value of our common stock and would not impact the total number of authorized shares of our common stock. Therefore, upon effectiveness of a reverse stock split, the number of shares of our common stock that is authorized and unissued will increase relative to the number of issued and outstanding shares of our common stock prior to the effectiveness of such a split.

Under Section 242(c) of the Delaware General Corporation Law, our Board has reserved the right, notwithstanding our stockholders’ approval of the proposed amendment of our amended and restated certificate of incorporation at the 2025 Annual Meeting, to abandon the proposed amendment at any time (without further action by our stockholders) before the certificate of amendment with respect thereto is filed with the Secretary of State of the State of Delaware. Our Board may consider a variety of factors in determining whether or not to proceed with the proposed amendment of our amended and restated certificate of incorporation and the appropriate range within the Split Ratio Range for any such amendment, including overall trends in the stock market and our industry, recent changes and anticipated trends in the per-share market price of our common stock, business developments, and our actual and projected financial performance, funding needs, and prospects.

Reasons for a Reverse Stock Split

Although a reverse stock split will not have the effect of increasing our company’s equity market capitalization, we believe that implementing a reverse stock split could provide benefits to our company and our existing stockholders, including:

1.Maintain our Listing on the Nasdaq Global Select Market. Our common stock is traded on the Nasdaq Global Select Market. Under applicable Nasdaq rules, if for 30 consecutive trading days, the bid price for our common stock closes below the minimum $1.00 per share requirement for continued inclusion on the Nasdaq Global Select Market pursuant to Nasdaq Listing Rule 5450(a)(1) (the “Minimum Bid Price Rule”), we would be notified by the Listing Qualifications Department of the Nasdaq Stock Market. In order to regain compliance with the Minimum Bid Price Rule, the bid price per share for our common stock must thereafter close at $1.00 or more for a minimum of 10 consecutive trading days during the 180-day compliance period set forth in Nasdaq Listing Rule 5810(c)(3)(A). Under the Nasdaq rules, some companies may be eligible for an additional 180-day compliance period, but that would involve moving the listing of our common stock to the Nasdaq Capital Market tier and qualifying for certain continued listing requirements on that tier, among other requirements. If we fail to regain compliance with the Minimum Bid Price Rule after the latest applicable compliance period provided by the Listing Qualifications Department, our common stock will be subject to delisting by Nasdaq.

In addition, under recently adopted Nasdaq rules, if a company’s security fails to meet the Minimum Bid Price Rule and a company has effected a reverse stock split during the prior one-year period, then the company is not eligible for any compliance period and the Listing Qualifications Department can issue a delisting determination with respect to that security. Nasdaq’s position is that this applies to a company even if the company was in compliance with the Minimum Bid Price Rule at the time of its prior reverse stock split. Accordingly, if we effect a reverse stock split for business reasons other than regaining compliance with the Minimum Bid Price Rule and subsequently the closing bid price of our common stock drops below $1.00 long enough to no longer be in compliance with the Minimum Bid Price Rule, we may suffer immediate delisting without an opportunity to regain compliance.

As the closing bid price of our common stock closed below $1.00 per share for periods of time in March and April 2025, out of an abundance of caution and to preserve our ability to act expeditiously to remain in compliance with the Minimum Bid Price Rule, our Board has considered and approved inclusion of the Charter Amendment Proposal in this proxy statement. On April 10, 2025, the closing bid price for our common stock on the Nasdaq Global Select Market was $0.86 per share. Although as of this date, we were in compliance with the Minimum Bid Price Rule, if the closing bid price of our common stock does not increase to $1.00 or more, we are at risk of being out of compliance with the Minimum Bid Price Rule in the near future.

Our Board has considered the potential harm to our company and our stockholders should Nasdaq delist our common stock from the Nasdaq Global Select Market. Delisting could adversely affect the liquidity of our common stock because alternatives, such as the OTC Bulletin Board and the “pink sheets,” are generally considered to be less liquid and efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our common stock on an over-the-counter market. Many investors likely would not buy or sell our common stock due to difficulties in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange, or other reasons. Our Board believes that a reverse stock split is a potentially effective means for our company to regain compliance with the Minimum Bid Price Rule if we were to receive notification from the Listing Qualifications Department that we were not in compliance with the Minimum Bid Price Rule and to avoid the adverse consequences of our common stock being delisted from the Nasdaq Global Select Market by producing the immediate effect of increasing the per-share trading price for our common stock.

If our common stock were delisted from the Nasdaq Global Select Market and the price of our common stock were below $5.00 at such time, such stock would come within the definition of “penny stock” as defined in the Exchange Act and would be covered by Rule 15g-9 of the Exchange Act. That rule imposes additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally institutions with assets in excess of $5 million or individuals with net worth in excess of $1 million or annual income exceeding $200,000 or $300,000 jointly with their spouse). For transactions covered by Rule 15g-9, the broker-dealer must make a special suitability determination for the purchaser and receive the purchaser’s written agreement to the transaction prior to the sale. These additional sales practice restrictions would make trading in our common stock more difficult and the market less efficient.

2.Marketability of our Stock. Many investors, brokerage firms, and market makers consider low-priced stocks as unduly speculative in nature, in part due to the trading volatility often associated with stocks below certain prices, and, as a matter of policy, avoid investment and trading in such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. The presence of these factors may be adversely affecting, and may continue to adversely affect, not only the price of our common stock but also its trading liquidity. These factors may also affect our ability to raise additional capital through the sale of our common stock.

3.Decrease Price Volatility. Our Board believes that the intended increase in the stock price as a result of a reverse stock split could decrease price volatility, as currently small changes in the price of common stock result in relatively large percentage changes in the stock price.

4.Transaction Costs. Investors also may be dissuaded from purchasing stocks below certain prices because the brokerage commissions, as a percentage of the total transaction value, tend to be higher for such low-priced stocks.

Board Discretion to Implement or Abandon a Reverse Stock Split

If the Charter Amendment Proposal is approved by our stockholders at the 2025 Annual Meeting, the reverse stock split will be effected, if at all, only upon a subsequent determination by our Board that the reverse stock split is, at that time, in the best interests of our company and our stockholders. Such determination will be based upon many factors, including the trading price of our common stock relative to the Nasdaq Minimum Bid Price Rule as well as the other factors described in the following paragraph. Notwithstanding approval of the Charter Amendment Proposal by our stockholders, our Board may, in its sole discretion (without further action by our stockholders), abandon the proposed amendment to our amended and restated certificate of incorporation and determine prior to the filing with the Secretary of State of the State of Delaware not to effect the reverse stock split, as permitted under Section 242(c) of the Delaware General Corporation Law. By voting in favor of the Charter Amendment Proposal, you are expressly also authorizing our Board to determine not to proceed with, and to abandon, the reverse stock split if it should so decide. If our Board decides not to implement the reverse stock split on or before one year from the date on which the 2025 Annual Meeting concludes, we will seek further stockholder approval before implementing any reverse stock split.

Criteria to be Used by our Board to Decide to Effect a Reverse Stock Split

If our stockholders approve the Charter Amendment Proposal, our Board will be authorized to proceed with the reverse stock split in its sole discretion. In determining whether to proceed with the reverse stock split, our Board expects to consider a number of factors, including market conditions, existing and expected trading prices of our common stock, our actual and projected financial performance, the Nasdaq Global Select Market continued listing requirements, our additional funding requirements, overall trends in the stock market, business developments, and the amount of our authorized but unissued common stock.

Our Board believes that stockholder approval of the Charter Amendment Proposal that includes the Split Ratio Range is in the best interests of our company and our stockholders because it is not possible to predict market conditions at the time a reverse stock split would be implemented. We believe that the Split Ratio Range provides the most flexibility to achieve the desired results of a reverse stock split. The reverse stock split ratio to be selected by our Board will be not more than 1-for-50 and having this wide range offers many options for our Board to consider in determining what ratio to implement, if at all.

Determination of the Reverse Stock Split Ratio

The selection of the specific reverse stock split ratio within the Split Ratio Range approved by our stockholders will be based on several factors, including, among other things:

•our ability to maintain the listing of our common stock on the Nasdaq Global Select Market;

•the per share price of our common stock immediately prior to the reverse stock split;

•the expected volatility of the per share price of our common stock following the reverse stock split;

•the likelihood that the reverse stock split will result in increased marketability and liquidity of our common stock; and

•general economic conditions in our industry.

We believe that granting our Board the authority to set the ratio for the reverse stock split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If our Board chooses to implement the reverse stock split, we will make a public announcement regarding the determination of the reverse stock split ratio.

Principal Effects of the Reverse Stock Split on the Market for our Common Stock

On April 10, 2025, the closing bid price for our common stock on the Nasdaq Global Select Market was $0.86 per share. By decreasing the number of shares of our common stock outstanding without altering the aggregate economic interest represented by the shares, we expect that the trading price of our common stock will increase at the time the reverse stock split is implemented. The greater the market price increases above $1.00 per share, the less risk there would be that we would fail to meet the requirements for maintaining the listing of our common stock on the Nasdaq Global Select Market. However, there can be no assurance that the market price of the common stock will be maintained at any particular level or above $1.00 per share for the foreseeable future or that we would at all times be able to meet all of the continued listing requirements for maintaining our common stock on the Nasdaq Global Select Market.

Principal Effects of the Reverse Stock Split on our Common Stock; No Fractional Shares

If our stockholders approve the Charter Amendment Proposal, and if our Board decides to effectuate a reverse stock split, the principal effect of the amendment to our amended and restated certificate of incorporation would be to reduce the number of issued shares of our common stock, including those held by our company in treasury stock, depending on the Split Ratio Range set forth in such amendment, from 93,004,602 shares as of April 10, 2025, to between 18,600,920 shares and 1,860,092 shares (subject to the elimination of fractional share interests). If a reverse stock split is effectuated, the total number of shares of common stock each of our stockholders holds would be reclassified automatically into the number of shares of our common stock equal to the number of shares of our common stock each stockholder held immediately prior to the reverse stock split divided by the ratio approved by our Board within the Split Ratio Range and set forth in the applicable amendment.

Effecting the reverse stock split will not change the total authorized number of shares of our common stock, which would remain at 300,000,000 authorized shares of common stock and 10,000,000 authorized shares of preferred stock. However, the reduction in the issued and outstanding shares would in effect provide more authorized shares available for future issuance. These additional shares would be available for issuance from time to time for corporate purposes such as issuances of common stock in connection with capital-raising transactions and acquisitions of other companies or assets, as well as for issuance upon conversion or exercise of securities such as convertible debt, warrants, or options convertible into or exercisable for common stock. We believe that the availability of the additional shares will provide us with flexibility to meet business needs as they arise, to take advantage of favorable opportunities, and to respond effectively in a changing corporate environment. If we issue additional shares for any of these purposes, the aggregate ownership interest of our current stockholders, and the interest of each existing stockholder, would be diluted, possibly substantially. In the past, we have conducted public and private offerings of our securities, and we will require additional capital to develop our product candidates and fund our operations. As a result, it is foreseeable that we will seek to issue additional shares of common stock in connection with capital raising activities or any of the other activities described above.

A reverse stock split would affect all our stockholders uniformly and would not affect any stockholder’s percentage ownership interests, except to the extent that a reverse stock split results in such stockholder owning a fractional share. The number of stockholders of record would not be affected by a reverse stock split, except to the extent that any stockholder holds only a fractional share interest and receives cash for such interest after a reverse stock split.

After the reverse stock split, a stockholder would have no further interest in our company with respect to the stockholder’s cashed-out fractional shares. A person otherwise entitled to a fractional interest would not have any voting, dividend, or other rights except to receive payment as described above.

The following table illustrates certain, but not all, possible reverse stock split ratios within the Split Ratio Range and contains approximate information, based on share information as of April 15, 2025, relating to our outstanding common stock based on the proposed Split Ratio Range (without giving effect to the treatment of fractional shares). However, the sample Split Ratio Range in the table are examples; if stockholder approval of the Charter Amendment Proposal is received, our Board will have the sole discretion, for one year following the date that the 2025 Annual Meeting concludes, to elect, as it determines to be in the best interests of our company and our stockholders, whether to effect a reverse stock split and, if so, the precise ratio within the Split Ratio Range. The table below does not include the 10,000,000 shares of preferred stock authorized (all of which are undesignated and none of which are outstanding) under our amended and restated certificate of incorporation. The reverse stock split would have no effect on our authorized preferred stock.

Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding	Number of Shares of Common Stock Reserved for Future Issuance	Number of Shares of Common Stock Authorized but Unissued and Unreserved
Pre-Reverse Stock Split	300,000,000	93,004,602	26,798,184	180,197,214
Post-Reverse Stock Split 1:5	300,000,000	18,600,920	5,359,637	276,039,443
Post-Reverse Stock Split 1:10	300,000,000	9,300,460	2,679,818	288,019,722
Post-Reverse Stock Split 1:15	300,000,000	6,200,307	1,786,546	292,013,147
Post-Reverse Stock Split 1:20	300,000,000	4,650,230	1,339,909	294,009,861
Post-Reverse Stock Split 1:25	300,000,000	3,720,184	1,071,927	295,207,889
Post-Reverse Stock Split 1:30	300,000,000	3,100,153	893,273	296,006,574
Post-Reverse Stock Split 1:35	300,000,000	2,657,274	765,662	296,577,064
Post-Reverse Stock Split 1:40	300,000,000	2,325,115	669,955	297,004,930
Post-Reverse Stock Split 1:45	300,000,000	2,066,769	595,515	297,337,716
Post-Reverse Stock Split 1:50	300,000,000	1,860,092	535,964	297,603,944

After the effective date of any reverse stock split that our Board elects to implement, our common stock would have a new Committee on Uniform Securities Identification Procedures (CUSIP) number, the number used to identify our common stock.

Our common stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The implementation of any reverse stock split will not affect the registration of our common stock under the Exchange Act. Our common stock would continue to be listed on the Nasdaq Global Select Market under the symbol “CRBU” immediately following the reverse stock split, although Nasdaq will add the letter “D” to the end of the trading symbol for a period of 20 trading days after the effective date of the reverse stock split to indicate that a reverse stock split has occurred.

Principal Effects of a Reverse Stock Split on Outstanding Equity Awards

As of April 10, 2025, we had outstanding (a) options to purchase an aggregate of 14,022,265 shares of our common stock with exercise prices ranging from $0.40 to $28.32 per share and (b) 2,217,789 RSUs. Under the terms of the stock options and the relevant governing plans, when the reverse stock split becomes effective, the number of shares of our common stock covered by each option would be divided by the number of shares being combined into one share of our common stock in the reverse stock split and the exercise price per share would be increased to a dollar amount equal to the current exercise price, multiplied by the number of shares being combined into one share of our common stock in the reverse stock split. In addition, under the terms of our 2021 ESPP, the number of outstanding purchase rights would be divided by the number of shares being combined into one share of our common stock in the reverse stock split and the purchase price per share would be increased to a dollar amount equal to the current exercise price, multiplied by the number of shares being combined into one share of our common stock in the reverse stock split. This would result in the same aggregate price being required to be paid upon exercise of the option or purchase right, as applicable, as was required immediately preceding the reverse stock split. The number of shares reserved under our 2021 Plan and 2021 ESPP would decrease proportionally by the ratio approved by our Board within the Split Ratio Range. The number of shares subject to outstanding RSUs would also be proportionally adjusted by the ratio approved by our Board within the Split Ratio Range.

Certain Risks and Potential Disadvantages Associated with a Reverse Stock Split

We cannot assure you that a reverse stock split will increase our stock price for a sustained period or will have the desired effect of maintaining compliance with Nasdaq continued listing requirements.

We expect that a reverse stock split will increase the market price of our common stock. However, the effect of a reverse stock split on the market price of our common stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in like circumstances is varied, particularly since some investors may view a reverse stock split negatively. It is possible that the per share price of our common stock after a reverse stock split will not rise in proportion to the reduction in the number of shares of our common stock outstanding resulting from the reverse stock split, and the reverse stock split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. In addition, although we believe a reverse stock split may enhance the desirability of our common stock to certain potential investors, we cannot assure you that, if implemented, our common stock will be more attractive to institutional and other long-term investors. Even if we implement a reverse stock split, the market price of our common stock may decrease due to factors unrelated to the reverse stock split. The market price of our common stock may also be based on other factors that may be unrelated to the number of shares outstanding, including the timing and content of disclosures about our clinical trials for our product candidates. Moreover, there can be no assurances that, even if data from our clinical trials are positive, our stock price will increase. If a reverse stock split is consummated and the trading price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the reverse stock split.

We cannot assure you that our common stock will regain compliance with the Minimum Bid Price Rule by any compliance deadline in the event we receive a notice of deficiency relating to such rule from the Listing Qualification Department. Even if the market price per post-reverse stock split share of our common stock remains in excess of $1.00 per share, we may be delisted due to a failure to meet other continued listing requirements, including Nasdaq requirements related to the minimum number of shares that must be in the public float, the minimum market value of the public float, and the minimum number of market makers, among others. If we are unable to satisfy the Nasdaq criteria for continued listing, our common stock would be subject to delisting. A delisting of our common stock could negatively impact us by, among other things, (i) reducing the liquidity and market price of our common stock; (ii) reducing the number of investors willing to hold or acquire our common stock, which could negatively impact our ability to raise equity financing; (iii) decreasing the amount of news and analyst coverage of us; (iv) limiting our ability to issue additional securities or obtain additional financing in the future; (v) limiting the number of shares we could sell under a registration statement to offer and sell freely tradable securities, thereby reducing the amount of capital we could raise in the public capital markets; and (vi) impairing our ability to provide equity incentives to our employees. In addition, delisting from Nasdaq may negatively impact our reputation and, consequently, our business.

Moreover, under a recent change in Nasdaq’s rules, if we effect a reverse stock split and we fail to be in compliance with the Minimum Bid Price Rule within one year of that previous reverse stock split, we would not be eligible for any compliance period and we may be subject to immediate delisting. Nasdaq’s position is that this applies to a company even if the company was in compliance with the Minimum Bid Price Rule at the time of its prior reverse stock split. Accordingly, if we effect a reverse stock split for business reasons other than regaining compliance with the Minimum Bid Price Rule and subsequently the closing bid price of our common stock drops below $1.00 long enough to no longer be in compliance with the Minimum Bid Price Rule, we may suffer immediate delisting without an opportunity to regain compliance.

A reverse stock split may decrease the liquidity of our common stock and result in higher transaction costs.

The liquidity of our common stock may be negatively impacted by a reverse stock split, given the reduced number of shares that would be outstanding after the reverse stock split. In addition, if a reverse stock split is implemented, it will increase the number of our stockholders who own “odd lots” of fewer than 100 shares of common stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock. Accordingly, a reverse stock split may not achieve the desired results of increasing marketability and liquidity of our common stock described above.

The effective increase in the authorized number of shares of our common stock as a result of the reverse stock split could have anti-takeover implications.

The implementation of a reverse stock split will result in an effective increase in the authorized number of shares of our common stock, which could, under certain circumstances, have anti-takeover implications. The additional shares of common stock that would become available for issuance if the Charter Amendment Proposal is approved and a reverse stock split is implemented could be used by us to oppose a hostile takeover attempt or to delay or prevent changes in control or our management. Any such anti-takeover effect created by a reverse stock split would be in addition to existing anti-takeover provisions of our amended and restated certificate of incorporation and our amended and restated bylaws.

Principal Effects of a Reverse Stock Split on our Legal Ability to Pay Dividends

We have never declared or paid cash dividends on our common stock, nor do we have any plans to declare in the foreseeable future any distributions of cash or other property to holders of our common stock, and we are not in arrears on any dividends. Therefore, we do not believe that a reverse stock split would have any effect with respect to future distributions, if any, to holders of our common stock.

Accounting Matters

A reverse stock split would not affect the par value of our common stock, which would remain unchanged at $0.0001 per share. As a result, on the effective date of a reverse stock split, the stated capital on our balance sheet attributable to our common stock would be reduced by the ratio approved by our Board within the Split Ratio Range. In other words, stated capital would be reduced by the ratio approved by our Board within the Split Ratio Range, and the additional paid-in capital account would be credited with the amount by which the stated capital is reduced. The per-share net income or loss and net book value of our common stock would be increased because there would be fewer shares of our common stock outstanding.

Cash Payment in Lieu of Fractional Shares

No fractional shares of common stock will be issued as a result of any reverse stock split. Instead, in lieu of any fractional shares to which a stockholder of record would otherwise be entitled as a result of a reverse stock split, we will pay cash (without interest) equal to such fraction multiplied by the average of the closing sales prices of our common stock on the Nasdaq Global Select Market during regular trading hours for the five consecutive trading days immediately preceding the effective time of the reverse stock split (with such average closing sales prices being adjusted to give effect to the reverse stock split). After the reverse stock split, a stockholder otherwise entitled to a fractional interest will not have any voting, dividend, or other rights with respect to such fractional interest except to receive payment as described above.

With respect to awards granted under our equity plans, the number of shares of our common stock issuable thereunder will be rounded down to the nearest whole share of common stock, and the exercise price per share will be rounded up to the nearest whole cent, in order to comply with the requirements of Sections 409A and 424 of the Tax Code.

Beneficial Holders of our Common Stock (Stockholders Who Hold in “Street Name”)

Upon a reverse stock split, if you are a stockholder who holds shares in “street name” through a broker, brokers will be treated in the same manner as registered stockholders. However, brokers may have different procedures for processing the reverse stock split and making payment for fractional shares than those for registered stockholders. Stockholders holding shares of our common stock with a broker should contact their broker with any questions about how the reverse stock split will be effected.

Registered “Book-Entry” Holders of our Common Stock

If you are a stockholder of record holding your shares in book-entry form with our transfer agent, no action would be needed to receive post-reverse stock split shares or cash payment in lieu of any fractional share, if applicable. If you are a stockholder of record, a transaction statement will automatically be sent to your address of record indicating the number of shares of our common stock you hold following the reverse stock split.

If you are a stockholder of record entitled to a payment in lieu of any fractional share, a check will be mailed to your address of record as soon as practicable after the effective time of a reverse stock split. By signing and cashing the check, you will warrant that you owned the shares of our common stock for which you received a cash payment. The cash payment is subject to applicable federal and state income tax and state abandoned property laws. No stockholders would be entitled to receive interest for the period of time between the effective time of a reverse stock split and the date payment is received.

Shares Held in Certificated Form

Each certificate that immediately prior to the effective time of the amendment to our amended and restated certificate of incorporation represented shares of our common stock (“Old Certificates”) will automatically, and without presenting the certificate for exchange, represent that number of shares of our common stock into which the shares of our common stock represented by the Old Certificate will have been combined, subject to the elimination of fractional share interests as described above. Where shares are held in certificated form, the stockholder will receive cash in lieu of fractional shares resulting from the reverse stock split upon the surrender of the stockholder’s Old Certificates to our transfer agent.

No Dissenters’ Rights

Under the Delaware General Corporation Law, stockholders are not entitled to dissenters’ rights with respect to a reverse stock split.

Consequences if a Reverse Split is not Approved

In the event that the Charter Amendment Proposal is not approved, we intend to actively monitor the trading price of our common stock on The Nasdaq Global Select Market and will consider available options to resolve any non-compliance with the Nasdaq listing rules. We believe that, should our stock price remain below $1.00 on a consistent basis, our ability to remain listed on The Nasdaq Global Select Market would be significantly and negatively affected if a reverse stock split cannot be implemented. If we are unable to achieve an increase in our stock price and our common stock is subsequently delisted, we could experience significant negative impacts including no longer being able to sell shares under our at-the-market program. In addition, if our common stock is delisted, it may adversely affect our ability to obtain alternative debt or equity financing to support our development plans.

Material Federal Income Tax Consequences of a Reverse Stock Split

The following discussion is a summary of the material U.S. federal income tax consequences of a reverse stock split to U.S. Holders (as defined below) of our common stock. This discussion is based on the Tax Code, U.S. Treasury regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the U.S. Internal Revenue Service (the “IRS”), in each case in effect as of the date of this proxy statement. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a U.S. Holder. We have not sought, and will not seek, any rulings from the IRS regarding the matters discussed below and there can be no assurance the IRS or a court will not take a contrary position regarding the tax consequences of a reverse stock split.

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our common stock that, for U.S. federal income tax purposes, is or is treated as (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or any other entity or arrangement treated as a corporation) created or organized under the laws of the United States, any state thereof, or the District of Columbia; (iii) an estate, the income of which is subject to U.S. federal income tax regardless of its source; or (iv) a trust if (1) its administration is subject to the primary supervision of a court within the United States and all of its substantial decisions are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

This discussion is limited to U.S. Holders who hold our common stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to the particular circumstances of a U.S. Holder, including the impact of the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to U.S. Holders that are subject to special rules, including, without limitation, financial institutions; insurance companies; real estate investment trusts; regulated investment companies; grantor trusts; tax-exempt organizations; brokers, dealers, or traders in securities, commodities, or currencies; stockholders who hold our common stock as part of a position in a straddle or as part of a hedging, conversion, or integrated transaction for U.S. federal income tax purposes; U.S. Holders that have a functional currency other than the U.S. dollar; or U.S. Holders who actually or constructively own 5% or more of our voting stock.

If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purposes) holding our common stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of a reverse stock split to them.

In addition, the following discussion does not address the U.S. federal estate and gift tax, alternative minimum tax, or state, local, and foreign tax law consequences of a reverse stock split. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as a reverse stock split, whether or not they are in connection with a reverse stock split. Each stockholder should consult their own tax advisor concerning the particular U.S. federal tax consequences of a reverse stock split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any state, local, or foreign income tax consequences.

A reverse stock split is intended to be treated as a “recapitalization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. As a result, a U.S. Holder generally should not recognize gain or loss upon a reverse stock split for U.S. federal income tax purposes, except with respect to cash received in lieu of fractional shares, as discussed below. A U.S. Holder’s aggregate adjusted tax basis in the shares of our common stock received pursuant to a reverse stock split should equal the aggregate adjusted tax basis of the shares of our common stock exchanged therefor (excluding the amount of such basis that is allocated to any fractional shares for which the U.S. Holder receives cash). The U.S. Holder’s holding period in the shares of our common stock received pursuant to a reverse stock split should include the holding period in the shares of our common stock exchanged therefor. U.S. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of common stock surrendered in a recapitalization to shares received in the recapitalization. U.S. Holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A U.S. Holder that receives cash in lieu of fractional shares pursuant to a reverse stock split generally should recognize capital gain or loss in an amount equal to the difference, if any, between the amount of cash received and the portion of the U.S. Holder’s aggregate adjusted tax basis in the shares of our common stock surrendered that is allocated to such fractional shares. Such capital gain or loss generally should be long term if such pre-reverse split shares were held for more than one year. Long-term capital gains recognized by non-corporate U.S. Holders may be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

A U.S. Holder of our common stock may be subject to information reporting and backup withholding on cash paid in lieu of a fractional share in connection with a reverse stock split. A U.S. Holder of our common stock generally will be subject to backup withholding if such U.S. Holder is not otherwise exempt and such U.S. Holder does not provide its taxpayer identification number in the manner required or otherwise fails to comply with applicable backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against a U.S. Holder’s federal income tax liability, if any, provided the required information is timely furnished to the IRS.

The U.S. federal income tax discussion set forth above does not discuss all aspects of U.S. federal income taxation that may be relevant to a particular stockholder in light of such stockholder’s circumstances and income tax situation. Accordingly, we urge you to consult with your own tax advisor with respect to all of the potential U.S. federal, state, local, and foreign tax consequences to you if a reverse stock split is implemented.

Required Vote of Stockholders

The vote required to approve Proposal 3 is that the votes cast “FOR” the proposal must exceed the votes cast “AGAINST” the proposal, provided a quorum is present. Abstentions will have no effect on the outcome of this proposal. Because brokers are expected to have discretionary authority to vote on this proposal, we do not expect any broker non-votes in connection with this proposal. Broker non-votes (if any) will have no effect on the outcome of this proposal.

Although failure to submit a proxy or vote at the 2025 Annual Meeting, or a failure to provide your broker, nominee, fiduciary, or other custodian, as applicable, with instructions on how to vote your shares, will not affect the outcome of the vote on this proposal, the failure to submit a proxy or vote at the 2025 Annual Meeting will make it more difficult to meet the requirement under our amended and restated bylaws that the presence, by remote communication or by proxy, of holders of at least a majority of the total number of outstanding shares entitled to vote is necessary to constitute a quorum at the 2025 Annual Meeting. Additionally, because brokers are expected to have discretionary authority to vote on this proposal, if you fail to provide your broker, nominee, fiduciary, or other custodian, as applicable, with instructions on how to vote your shares, such broker, nominee, fiduciary, or other custodian, as applicable, may vote your shares in its/their discretion. Abstentions and broker non-votes, if any, will have no effect on the outcome of this proposal.

It is intended that, unless you give contrary instructions, shares represented by proxies will be voted “FOR” the Charter Amendment Proposal.

OUR BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 3 TO APPROVE THE CHARTER AMENDMENT TO EFFECT, IF APPROVED AND IMPLEMENTED AT ALL BY OUR BOARD, A REVERSE STOCK SPLIT AT A RATIO RANGING FROM ANY WHOLE NUMBER BETWEEN 1-FOR-5 AND 1-FOR-50, INCLUSIVE, AS DETERMINED BY OUR BOARD IN ITS DISCRETION, SUBJECT TO OUR BOARD’S AUTHORITY TO ABANDON SUCH AMENDMENT IN ITS DISCRETION

PROPOSAL NO. 4—APPROVAL OF THE ADJOURNMENT OF THE 2025 ANNUAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO PERMIT FURTHER SOLICITATION AND VOTING OF PROXIES IN THE EVENT THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF ANY OF PROPOSALS 1-3 OR IF THERE ARE NOT SUFFICIENT SHARES PRESENT TO ESTABLISH A QUORUM

Background of and Rationale for the Adjournment Proposal

If, at our 2025 Annual Meeting, the number of shares of our common stock present or represented and voting in favor of any of Proposals 1-3, including the Charter Amendment Proposal, is insufficient to approve such proposal, or if there are not sufficient shares present to establish a quorum, the presiding officer of the meeting may move to adjourn the 2025 Annual Meeting in order to enable our Board to continue to solicit additional proxies. In addition, if there are not sufficient shares present to establish a quorum, the presiding officer may determine to adjourn the meeting without a vote.

Our Board believes that if the number of shares of our common stock cast at the 2025 Annual Meeting is insufficient to approve any of Proposals 1-3, including the Charter Amendment Proposal, it is in the best interests of our stockholders to enable our Board to continue to seek to obtain a sufficient number of additional votes to approve such proposal.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by our Board to vote in favor of adjourning the 2025 Annual Meeting or any adjournment or postponement thereof, whether or not a quorum is present when the 2025 Annual Meeting is first convened. If our stockholders approve this proposal, we could adjourn the 2025 Annual Meeting, and any adjourned session of the 2025 Annual Meeting, to use the additional time to solicit additional proxies in favor of any of Proposals 1-3, including the Charter Amendment Proposal. The presiding officer of the meeting may decide to adjourn the 2025 Annual Meeting to solicit additional votes for some but not all of Proposals 1-3, and to close the polls and determine the results of the remaining proposals.

Additionally, and, as an example, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that a majority of the votes cast on the Charter Amendment Proposal vote against the Charter Amendment Proposal, we could adjourn the 2025 Annual Meeting without a vote on the Charter Amendment Proposal and use the additional time to solicit the holders of those shares to change their vote in favor of the Charter Amendment Proposal.

This proposal requires the affirmative “FOR” vote of a majority of the shares present by remote communication or represented by proxy at the 2025 Annual Meeting, whether or not a quorum is present. Abstentions will have the effect of a vote “AGAINST” this proposal. Because brokers are expected to have discretionary authority to vote on this proposal, we do not expect any broker non-votes in connection with this proposal. Broker non-votes on this proposal (if any), will have the effect of a vote “AGAINST” this proposal.

It is intended that, unless contrary instructions are given, shares represented by proxies will be voted “FOR” the adjournment of the 2025 Annual Meeting to a later date, or dates, if necessary, to permit further solicitation and voting of proxies in the event there are not sufficient votes in favor of any of Proposals 1-3.

OUR BOARD RECOMMENDS A VOTE “FOR” THE ADJOURNMENT PROPOSAL

AUDIT COMMITTEE REPORT
The following is the report of the audit committee of the Board of Directors (the “Board”) of Caribou Biosciences, Inc. (the “Company”) with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2024. The report is submitted by the audit committee members who served during the review of those audited financial statements. The audit committee oversees the Company’s financial reporting process on behalf of the Board.
The audit committee is composed of three non-employee directors and operates under a written charter adopted and approved by the Board. The Board, in its business judgment, has determined that each audit committee member is “independent” as such term is defined under the applicable Nasdaq rules and under Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company has identified Andrew Guggenhime as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of SEC Regulation S-K. The audit committee has the authority to select and retain (subject to ratification by the Company’s stockholders), oversee, and terminate the Company’s independent registered public accounting firm, to approve all audit engagement fees and terms, and to pre-approve all audit and permitted non-audit and tax services with the independent registered public accounting firm.
The Company’s management has the primary responsibility for the preparation, presentation, and integrity of the Company’s financial statements and the accounting and reporting process, including the systems of internal controls, and procedures to assure compliance with applicable accounting standards and applicable laws and regulations.
The Company’s independent registered public accounting firm is responsible for auditing those financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.
The audit committee’s responsibility is to review with management and the Company’s independent registered public accounting firm the adequacy and effectiveness of the financial reporting processes of the Company. However, the audit committee members are not professionals engaged in the practice of accounting or auditing, and must rely, without independent verification, on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, although the audit committee members consult with and discuss these matters and their questions and concerns with management and the Company’s independent registered public accounting firm, the audit committee’s oversight cannot provide an independent basis to assure that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures consistent with accounting standards and applicable laws and regulations. Furthermore, the audit committee’s considerations and discussions cannot assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards; that the financial statements are presented in accordance with generally accepted accounting principles; or, that the Company’s independent registered public accounting firm is in fact “independent.”
In this context, the audit committee holds meetings throughout the year to, among other things, facilitate and encourage communication among the audit committee, management, and the Company’s independent registered public accounting firm.
In fulfilling the audit committee’s oversight responsibilities, the audit committee members reviewed and discussed (i) the audited financial statements for the fiscal year ended December 31, 2024, with the Company’s management and the independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States, including a discussion of their judgments as to the quality, not just the acceptability, of the Company’s accounting principles, (ii) the reasonableness of significant judgments, (iii) the clarity of disclosures in the audited financial statements, and (iv) such other matters as are required to be discussed with the audit committee under auditing standards generally accepted in the United States.
The audit committee also discussed with the Company’s independent registered public accounting firm matters related to the conduct of the audit of the Company’s financial statements and matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”). The audit committee’s discussions included a discussion of the background and experience of the independent auditor’s audit team assigned to the Company and the quality control procedures established by the independent registered public accounting firm. The audit committee has received the written disclosures and the letter from the Company’s independent registered public accounting firm required by applicable requirements of the

PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and the audit committee has discussed with the independent registered public accounting firm its independence from the Company and its management. The audit committee met with the independent registered public accounting firm with and without management present to discuss the results of their examinations and the overall quality of the Company’s financial reporting.
Based on the review and the aforementioned meetings, discussions and reports, and subject to the limitations on our role and responsibilities referred to above and in the audit committee charter, the audit committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, for filing with the SEC, and selected Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2025.

Members of the Audit Committee

Andrew Guggenhime, M.B.A., Chair
Scott Braunstein, M.D.
David Johnson, M.B.A.
The information contained in the foregoing report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Certain Relationships and Related Party Transactions
The following includes a summary of transactions since January 1, 2023, and any currently proposed transactions, to which we were or are expected to be a participant in which (i) the amount involved exceeded $120,000, which is the lesser of $120,000 and 1% of the average of our total assets at December 31, 2024 and 2023 (which was $372.8 million) and (ii) any of our executive officers, directors, or holders of more than 5% of any class of our voting securities, or any affiliate or member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest, other than the compensation and other arrangements described in “Executive and Director Compensation” above.
Pfizer Investment

On June 29, 2023, we entered into a Securities Purchase Agreement (“Securities Purchase Agreement”) with Pfizer Inc. pursuant to which we, in a private placement transaction, issued and sold to Pfizer 4,690,431 shares of our common stock, par value $0.0001 per share, at a purchase price of $5.33 per share, for aggregate gross proceeds of approximately $25.0 million (“Pfizer Investment”). The issuance and sale of the shares to Pfizer closed on June 30, 2023. We granted certain registration rights to Pfizer under the Securities Purchase Agreement covering the resale of the shares. Unless otherwise agreed by Pfizer, we agreed to use the proceeds from the Pfizer Investment solely in connection with (i) the development program for our allogeneic anti-BCMA CAR-T cell therapy known as CB-011 that is being evaluated in our ongoing CaMMouflage phase 1 clinical trial and/or (ii) any other single-targeted anti-BCMA CAR-T cell therapy using an anti-BCMA single-chain variable fragment owned or controlled by us (collectively, cell therapies described in clauses (i) and (ii) are referred to as a “BCMA Product Candidate”), for 36 months beginning on June 29, 2023.

On June 29, 2023, in connection with the Pfizer Investment, we and Pfizer also entered into an Information Rights Agreement, having a thirty-six (36)-month term. Under the Information Rights Agreement, we granted Pfizer a thirty (30)-calendar day right of first negotiation (“ROFN”) if we commence or engage with any third party with respect to a potential grant of rights to develop and/or commercialize a BCMA Product Candidate, including, without limitation, a license agreement, a co-promotion/co-commercialization agreement, a profit share agreement, a joint venture agreement, or an asset sale agreement (a “Grant of Program Rights”). If we and Pfizer do not reach an agreement with respect to a Grant of Program Rights within the 30-day period, we may pursue negotiations and enter into an agreement with any third party. If we and such third party do not reach agreement on the Grant of Program Rights within a specified time period, Pfizer’s right of first negotiation will be reinstated. Under the Information Rights Agreement, we also granted Pfizer the right to designate one representative to serve on our SAB. Through an information sharing committee, we provide calendar quarter updates to Pfizer regarding the development program for a BCMA Product Candidate. Additionally, we agreed to provide Pfizer access to any preclinical or interim or final clinical data (including raw data) and results generated as part of the development program for a BCMA Product Candidate at the same time that we provide such data to a third party (other than to our service providers or the FDA or other regulatory authorities), subject to certain confidentiality exceptions.

On June 29, 2023, we and Pfizer also entered into a Voting Agreement, pursuant to which, for a period of 12 months, Pfizer agreed to cause our voting securities that Pfizer beneficially owns (within the meaning of Rules 13d-3 or 13d-5 under the Exchange Act) in excess of 4.99% of our then issued and outstanding voting securities to be voted (i) with respect to any matter directly relating to remuneration of directors, directors’ insurance, or indemnification or release from liability of directors, in a manner proportionally consistent with the votes properly cast for and against by holders of voting securities not beneficially owned by Pfizer, and (ii) with respect to any other matter in which Pfizer has the right to vote such voting securities, in accordance with the recommendation of our board of directors or any applicable committee thereof.

We recorded the issuance of our common stock at its estimated fair value of $17.5 million, which reflects a discount for the lack of marketability of the shares. The remaining $7.5 million of the aggregate purchase price was allocated to the Information Rights Agreement, which represented a contract with a customer under FASB ASC Topic 606. We concluded that the information sharing committee represents the only performance obligation under the Information Rights Agreement. The ROFN does not provide Pfizer with a material right and is therefore not a performance obligation. We recognize revenue over time as the measure of progress which we believe best depicts the obligations to Pfizer. The information sharing committee meets quarterly over the 36-month term of the Information Rights Agreement, which results in recognition of the transaction price over the 36-month term.

During the year ended December 31, 2024, we recognized $2.5 million of revenue from Pfizer. As of December 31, 2024, there was approximately $3.7 million of related party deferred revenue ($2.5 million included in current liabilities and $1.2 million included in long-term liabilities) related to our performance obligation to Pfizer. During the year ended December 31, 2023, we recognized $1.2 million of revenue from Pfizer. As of December 31, 2023, there was approximately $6.2 million of related party deferred revenue ($2.5 million included in current liabilities and $3.7 million included in long-term liabilities) related to our performance obligation to Pfizer.
Director and Officer Indemnification and Insurance
Our amended and restated certificate of incorporation contains provisions limiting the liability of directors, and our amended and restated bylaws provide that we will indemnify each of our directors and executive officers to the extent not prohibited by the Delaware General Corporation Law or any other applicable law. Our amended and restated certificate of incorporation and our amended and restated bylaws also provide us with the authority to indemnify our executive officers, employees, and other agents.
In addition, we have entered into indemnification agreements with each of our directors and executive officers. We have agreed to indemnify each of them against certain liabilities, costs, and expenses, and have purchased director and officer liability insurance. We also maintain a general liability insurance policy that covers certain liabilities of directors and executive officers arising out of claims based on acts or omissions in their capacities as directors or executive officers. For more information regarding these agreements, see Executive and Director Compensation - Other Elements of Compensation - Limitation of Director and Officer Liability and Indemnification above.
Related Person Transaction Policy
In July 2021, our Board adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act of 1933, as amended, any transaction, arrangement, or relationship, or any series of similar transactions, arrangements, or relationships, in which we were or are to be a participant, where the amount involved in any fiscal year exceeds $120,000 and a related person had, has, or will have a direct or indirect material interest, including without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness, and employment by us of a related person. In reviewing and approving any such transactions, the audit committee has primary responsibility to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction.

The Pfizer investment transaction described above was approved by the audit committee in accordance with our related party transaction policy. Prior to July 2021, our Board reviewed and approved, as appropriate, any transaction where a director or executive officer had a financial interest, including the form of indemnification agreement described above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table presents information relating to the beneficial ownership of our common stock by the following and ownership is shown as of April 15, 2025 unless otherwise indicated:
•each person, or group of affiliated persons, known by us to own beneficially more than 5% of our outstanding common stock;
•each of our named executive officers and directors; and
•our current executive officers and directors as a group
The number of shares of common stock beneficially owned by each entity, person, executive officer, or director is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares of common stock over which the individual has sole or shared voting power or investment power as well as any shares of common stock that the individual has the right to acquire within 60 calendar days of April 15, 2025, through the exercise of any option, warrant, or other right. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by that person.
The percentage of outstanding common stock is computed on the basis of 93,004,602 shares of common stock outstanding as of April 15, 2025. We do not have any other class of stock outstanding. Shares of common stock that a person has the right to acquire within 60 calendar days of April 15, 2025, are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but they are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all named executive officers and directors as a group. Unless otherwise indicated below, the address for each beneficial owner is 2929 7th Street, Suite 105, Berkeley, CA 94710.

Name of Beneficial Owner	Number of Shares Beneficially Owned Shares	Percentage of Shares Beneficially Owned %
5% or Greater Stockholders
BlackRock, Inc.(1)	7,068,468	7.60
Pfizer Inc.(2)	4,690,431	5.04
Named Executive Officers and Directors
Rachel Haurwitz, Ph.D.(3)	4,685,410	4.97
Tim Kelly, M.B.A.(4)	106,250	*
Steven Kanner, Ph.D.(5)	876,768	*
Barbara McClung, J.D.(6)	907,545	*
Scott Braunstein, M.D.(7)	186,065	*
Andrew Guggenhime, M.B.A.(8)	186,065	*
David Johnson, M.B.A.(9)	115,125	*
Dara Richardson-Heron, M.D.(10)	115,125	*
Natalie Sacks, M.D.(11)	189,525	*
Nancy Whiting, Pharm.D.(12)	128,185	*
Ran Zheng, M.S.(13)	128,875	*
All current executive officers and directors as a group (14 persons)(14)	8,018,170	8.28
*Indicates beneficial ownership of less than 1% of the total issued and outstanding shares of our common stock.
(1)The information shown is based solely on a Schedule 13G/A filed with the SEC on January 25, 2024, by BlackRock, Inc. (“BlackRock”). As reflected in the Schedule 13G/A, BlackRock may be deemed to beneficially own the reported shares and has filed the Schedule 13G/A as the parent holding company or control person on behalf of its subsidiaries Aperio Group, LLC, BlackRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock Fund Advisors, BlackRock Asset Management Ireland Limited, BlackRock Institutional Trust Company, National Association, BlackRock Financial Management, Inc., and BlackRock Investment Management, LLC. According to the Schedule 13G/A, as of December 31, 2023, the BlackRock reporting entities may be deemed to have beneficially owned 7,068,468 shares of our common stock as of such date, with sole voting power as to 6,951,139 shares, and sole dispositive power with respect to 7,068,468 shares. A Schedule 13F was filed with the SEC on February 7, 2025, by BlackRock disclosing that, as of December 31, 2024, the BlackRock reporting entities have sole investment discretion with respect to 6,564,189 shares, with sole voting power as to 6,458,684 shares, and no voting power as to 105,505 shares. The address of BlackRock is 50 Hudson Yards, New York, NY 10001.
(2)The information shown is based solely on a Schedule 13G filed with the SEC on July 10, 2023, by Pfizer. According to the Schedule 13G, as of June 30, 2023, Pfizer beneficially owned 4,690,431 shares of common stock of our company, with sole voting power as to 4,690,431 shares and sole dispositive power with respect to 4,690,431 shares. The address of Pfizer is 66 Hudson Boulevard East, New York, NY 10001.
(3)Consists of (i) the 3,369,395 shares of common stock held by The City Canyon Family Trust dated May 31, 2021, for which Dr. Haurwitz is a co-trustee with her spouse, Felix Adler, M.D., who is not employed by our company, (ii) 69,675 shares of common stock held directly by Dr. Haurwitz, and (iii) 1,246,340 shares subject to options exercisable by Dr. Haurwitz within 60 calendar days of April 15, 2025.
(4)Consists of 106,250 shares subject to options exercisable within 60 calendar days of April 15, 2025.
(5)Consists of (i) 369,306 shares of common stock owned directly and (ii) 507,462 shares subject to options exercisable within 60 calendar days of April 15, 2025.
(6)Consists of (i) 381,252 shares of common stock owned directly and (ii) 526,293 shares of common stock subject to options exercisable within 60 calendar days of April 15, 2025.
(7)Consists of 186,065 shares of common stock subject to options exercisable within 60 calendar days of April 15, 2025.
(8)Consists of 186,065 shares of common stock subject to options exercisable within 60 calendar days of April 15, 2025.
(9)Consists of 115,125 shares of common stock subject to options exercisable within 60 calendar days of April 15, 2025.
(10)Consists of 115,125 shares of common stock subject to options exercisable within 60 calendar days of April 15, 2025.
(11)Consists of 189,525 shares of common stock subject to options exercisable within 60 calendar days of April 15, 2025.
(12)Consists of 128,185 shares of common stock subject to options exercisable within 60 calendar days of April 15, 2025.
(13)Consists of 128,875 shares of common stock subject to options exercisable within 60 calendar days of April 15, 2025.
(14)Consists of (i) 4,211,674 shares of common stock held directly or indirectly by our current executive officers and directors and (ii) 3,806,496 shares subject to options exercisable within 60 calendar days of April 15, 2025.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table shows certain information with respect to all of our equity compensation plans in effect as of December 31, 2024:

Plan Category	Number of securities to be issued upon exercise of outstanding stock options and awards (a)	Weighted- average exercise price of outstanding stock options and awards (b)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by stockholders
2021 Plan(1)(2)	9,962,959	$7.98	7,618,931
2013 Plan	2,116,471	3.78	—
2021 ESPP(3)	—	—	2,139,666	(4)
Equity compensation plans not approved by stockholders	—	—	—
Total	12,079,430	$7.25	9,758,597
(1)The number of shares remaining available for future issuance under the 2021 Plan automatically increases on January 1 each year, through and including January 1, 2031, in an amount equal to the lesser of (i) 5% of the total number of shares of common stock outstanding on December 31 of the preceding calendar year or (ii) a number of shares as determined by our Board prior to the beginning of each calendar year.
(2)The weighted-average exercise price includes 1,297,327 shares issuable upon vesting of outstanding awards of RSUs, which have no exercise price. Excluding these awards of RSUs, the weighted-average exercise price would be $8.37.
(3)The number of shares remaining available for future issuance under the 2021 ESPP automatically increases on January 1 of each year, through and including January 1, 2031, in an amount equal to the lesser of (i) 1% of the total number of shares of common stock outstanding on such December 31 of the preceding calendar year, or (ii) a number of shares as determined by our Board prior to the beginning of each calendar year.
(4)Of these 2,139,666 shares, 408,282 shares were subject to outstanding purchase rights as of December 31, 2024, and the balance of 1,731,384 shares remains available under the 2021 ESPP.

GENERAL MATTERS
Stockholder Proposals and Stockholder Nominations for the 2026 Annual Meeting
Requirements for Stockholder Proposals to be Considered for Inclusion in our Proxy Materials. To be considered for inclusion in next year’s proxy statement, stockholder proposals pursuant to Rule 14a-8 under the Exchange Act must be received by our Corporate Secretary, at Caribou Biosciences, Inc., 2929 7th Street, Suite 105, Berkeley, CA 94710, Attn: Corporate Secretary, no later than December 26, 2025, which is 120 calendar days prior to April 25, 2026. If the date of the 2026 annual meeting of stockholders has been changed by more than 30 calendar days from the date of the 2025 Annual Meeting, then the deadline will be a reasonable time before we begin to print and send our proxy materials.
Requirements for Stockholder Proposals or Director Nominations to be Brought Before an Annual Meeting. Our amended and restated bylaws provide that, for stockholder nominations to our Board or other proposals to be considered at an annual meeting, the stockholder must have given timely notice thereof in writing to Caribou Biosciences, Inc., 2929 7th Street, Suite 105, Berkeley, CA 94710, Attn: Corporate Secretary. Such notice must provide the information required by our amended and restated bylaws with respect to each matter the stockholder proposes to bring before the 2026 annual meeting of stockholders. To be timely for the 2026 annual meeting of stockholders, the stockholder’s notice must be received not before February 12, 2026, and no later than March 14, 2026, which is not more than 120 calendar days, and not less than 90 calendar days, prior to the first anniversary date of the 2025 Annual Meeting; provided, however, that in the event that the date of the 2026 annual meeting of stockholders is advanced more than 30 calendar days prior to or delayed by more than 60 calendar days after the anniversary of the 2025 Annual Meeting, notice by the stockholder to be timely must be so received no earlier than the close of business on the 120th calendar day prior to the scheduled date of the 2026 annual meeting of stockholders and not later than the close of business on the later of the 90th calendar day prior to the scheduled date of such annual meeting or the 10th calendar day following the day on which public announcement of the date of the 2026 annual meeting of stockholders is first made or sent by us. In no event will an adjournment or a postponement of an annual meeting for which notice has been given, or the public announcement thereof has been made, commence a new time period for the giving of a stockholder’s written notice as described above.
In addition to satisfying the foregoing requirements under our amended and restated bylaws, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than the same deadline under the advanced notice provision of our amended and restated bylaws, which would be March 14, 2026, for the 2026 annual meeting; provided, however, that in the event we did not hold an annual meeting in the previous year, or if the date of the meeting has changed by more than 30 calendar days from the previous year, then notice must be provided no earlier than the close of business on the 120th calendar day prior to the scheduled date of the 2026 annual meeting of stockholders and no later than the close of business on the later of the 90th calendar day prior to the scheduled date of such annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made or sent by us.
Householding and Requesting Copies of Proxy Materials
SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single notice or, if applicable, a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family, unless we have received contrary instructions from one or more of the stockholders. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our company’s notices, annual reports, proxy statements, and information statements.
We will undertake to deliver promptly, upon written or oral request, a separate copy to a stockholder at a shared address to which a single copy of the Notice or proxy materials was delivered. You may make a written or oral request by sending a notification to our Corporate Secretary at the following address, providing your name, your shared address, and the address to which we should direct the additional copy of the notice or proxy materials.
Caribou Biosciences, Inc.
2929 7th Street, Suite 105
Berkeley, CA 94710
Attn: Chief Legal Officer and Corporate Secretary
Telephone: 510-982-6030

Multiple stockholders sharing an address who have received one copy of a mailing and would prefer us to mail each stockholder a separate copy of future mailings should contact us at the above address. Additionally, if current stockholders with a shared address received multiple copies of a mailing and would prefer us to mail one copy of future mailings to stockholders at the shared address, notification of that request may also be made through the above address. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

ANNEX A

CERTIFICATE OF AMENDMENT TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
CARIBOU BIOSCIENCES, INC.

Caribou Biosciences, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies that:

1. The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by adding the following paragraphs to the end of paragraph A. of Article IV:

Upon the effectiveness of the certificate of amendment first inserting this sentence (the “Amendment Effective Time”), each 5 to 50 shares of Common Stock issued and outstanding or held by the Corporation in treasury immediately prior to the Amendment Effective Time shall automatically be reclassified and combined into one (1) validly issued, fully paid and non-assessable share of Common Stock, without any further action by the Corporation or the holder thereof, the exact ratio (expressed as a whole number) within such range to be determined by the Board of Directors of the Corporation prior to the Amendment Effective Time and publicly announced by the Corporation (the “Reverse Stock Split”).

The par value of the Common Stock following the Reverse Stock Split shall remain at $0.0001 per share. No fractional shares shall be issued in connection with the Reverse Stock Split. Each certificate that immediately prior to the Amendment Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter, automatically and without presenting the same for exchange, represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been reclassified and combined, subject to the elimination of fractional share interests. Each holder of Old Certificates shall be entitled to receive, upon the surrender of such Old Certificates, a new certificate representing the number of shares of Common Stock into which the shares of Common Stock represented by such Old Certificates shall have been reclassified and combined.

2. The foregoing amendment was duly authorized and adopted by the Corporation’s Board of Directors and stockholders in accordance with Section 242 of the General Corporation Law of the State of Delaware. All other provisions of the Amended and Restated Certificate of Incorporation remain in full force and effect.

3. Prior to this Certificate of Amendment to the Amended and Restated Certificate of Incorporation becoming effective, the Board of Directors of the Corporation determined that each [●] shares of Common Stock issued and outstanding or held by the Corporation in treasury shall automatically be reclassified and combined into one validly issued, fully paid and non‑assessable share of Common Stock.

4. This Certificate of Amendment to the Amended and Restated Certificate of Incorporation shall be effective at 12:01 a.m., Eastern Time, on [   ], 202[ ].

****

IN WITNESS WHEREOF, Caribou Biosciences, Inc. has caused this Certificate of Amendment to the Amended and Restated Certificate of Incorporation to be signed by [    ], its [    ], this [●] day of [●], 202[●].

CARIBOU BIOSCIENCES, INC.
A Delaware corporation

By:
Name:
Title:

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. EDT on June 11, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CRBU2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. EDT on June 11, 2025. Have your proxy card in hand when you call and then follow the instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V71588-P24631 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD SHOULD BE SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

CARIBOU BIOSCIENCES, INC.

The Board of Directors recommends you vote FOR each nominee for election in proposal 1:

1. To elect two Class I directors to serve until the Company's 2028 annual meeting of stockholders and until their respective successors are duly elected and qualified or until their earlier death, resignation or removal. The two nominees for election are:

	For	Withhold
1a. Scott Braunstein, M.D.	☐	☐
1b. Ran Zheng, M.S.	☐	☐

The Board of Directors recommends you vote FOR the following proposals:

The proxies are authorized to vote, in their discretion, upon any other business that may properly come before the Annual Meeting or any continuation(s), adjournment(s), or postponement(s) thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice of Meeting and Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com

V71589-P24631

CARIBOU BIOSCIENCES, INC.
Annual Meeting of Stockholders
June 12, 2025, 7:30 a.m. Pacific Daylight Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Rachel Haurwitz, Sriram Ryali, and Barbara McClung, and each of them, as proxies, each with the power to appoint their substitute, and hereby authorize(s) each of them to represent and to vote, as designated on the reverse side of this card, all of the shares of Common Stock of Caribou Biosciences, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 7:30 a.m. Pacific Daylight Time on Thursday, June 12, 2025, virtually at www.virtualshareholdermeeting.com/CRBU2025, and any continuation, adjournment, or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE AS CLASS I DIRECTORS TO THE BOARD OF DIRECTORS AND FOR PROPOSALS 2, 3, AND 4.

The votes entitled to be cast by the proxies will be cast in the discretion of the proxies on any other matter that may properly come before the Annual Meeting or any continuation(s), adjournment(s), or postponement(s) thereof and for the election of any substitute nominated by the Board of Directors in the event a nominee listed on the reverse side of this card is not available to serve.

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Continued and to be signed on reverse side